LETTER FROM THE PRESIDENT

Dear Fellow Touchstone Contract Owner:

Thank you for owning a Touchstone variable annuity. We are pleased to provide you with this update of the investment activity and performance of the Touchstone Variable Series Trust for the year ended December 31, 1999.

LOOKING BACK

Shrugging off three interest rate increases implemented by the Federal Reserve Board, all major U.S. equity markets indices finished 1999 in record territory. However, drilling down into the indices reveals widely mixed results. Among large companies, robust advances in a relatively narrow band of technology-related sectors overwhelmed middling returns elsewhere. Mid cap and small cap issues led by technology shares rebounded strongly from the previous year. The leading international equity market index, the MSCI EAFE Index, performed better than the S&P 500 Index for the first time in five years. Fixed income markets meanwhile experienced flat or falling returns. The U.S. fixed income market, in particular, endured one of the worst years in its history.

Movements in the various financial markets came against an extremely positive domestic backdrop of continued high employment, modest inflation, fiscal and monetary restraint and enhanced productivity boosted by advancing technology. As the current economic expansion neared record length, real economic growth remained strong and corporate earnings gains impressive.

THE VALUE OF DIVERSIFICATION

Performance disparities among asset classes, industry sectors and types of stocks are hardly new. Nonetheless, they seldom have been as pronounced as in recent years. Stocks have outperformed bonds dramatically. Technology stocks have outdistanced the rest of the market - even those of new companies with uncertain prospects and no earnings. Large stocks have outperformed small stocks and growth stocks have outperformed value stocks over the past several years.

Despite this recent experience, historical trends show that performance of investment sectors and styles runs in cycles. Traditionally, diversification among asset classes possessing complementary returns has been shown to reduce a portfolio's overall volatility. If market returns eventually revert to their mean, as efficient market theory implies they will, then asset classes and styles that have lagged may be poised to rebound. Now may be an opportune time to review your asset allocation mix in light of the benefits of diversification. As you pursue your wealth-building goals in today's investment world, professional advice is more important than ever. The registered representative who assisted you in the purchase of your Touchstone variable annuity can help you assess your situation and options.

LOOKING AHEAD

Consumer confidence is high entering the new year as the U.S. economy continues to demonstrate vigor. The impact of influences such as widely anticipated interest rate hikes, rising energy prices and a widening U.S. trade deficit remains to be determined in the months ahead. Other factors at work will include a presidential election campaign domestically and generally improving economic conditions abroad.

Regardless of what the future holds, companies that can perform on their own merits will most likely be the ones offering the best opportunities. As they assess the forces that drive the financial markets, our managers will remain steadfastly focused on identifying the opportunities and the companies capable of succeeding in any economic environment. Their overriding goal, as well as ours, is to deliver superior long-term performance across all of our investment options.

2

Thank you again for the opportunity to work on your behalf. We appreciate your continued confidence in Touchstone and, as always, pledge every effort to continue to merit your trust.

Sincerely,


/s/ Jill T. McGruder

Jill T. McGruder
President and Chief Executive Officer
Touchstone Family of Funds and Variable Annuities


P.S. Please check out our new look and enhanced presence on the web at www.touchstonefunds.com. We value your comments.
------------------------

Touchstone Variable Annuities are underwritten by Western-Southern Life Assurance Company, Cincinnati, Ohio, and distributed by Touchstone Securities, Inc.* For a prospectus containing more information, including all fees and expenses, call 800.669.2796. Please read the prospectus carefully before investing or sending money.

*Member NASD/SIPC

3
  TOUCHSTONE SMALL CAP VALUE FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

Touchstone Small Cap Value Fund

Since inception on May 1, 1999, the Touchstone Small Cap Value Fund has outperformed its benchmark index, the small cap-oriented Russell 2000. Through December 31, 1999, the Fund increased 17.9% while the Russell 2000 increased 17.4%.

Making the greatest positive impact on the Fund's performance was portfolio holdings in the market-leading technology sector, where many stocks became bargain-priced in the dramatic decline of 1998 and early 1999. According to Todd Investment Advisors, the manager of the Touchstone Small Cap Value Fund, the technology sector's overweighted position within the portfolio reflects both the growing role that technology plays in the economy and the attractive values in the group. Strong performance by health care and energy stocks also contributed to the Fund's gains.



GROWTH OF A $10,000 INVESTMENT

Average Annual Total Return
One Year Ended 12/31/99    N/A
Since Inception 05/01/99   N/A

Cumulative Total Return
Since Inception 05/01/99   17.9%

                        Touchstone Small Cap    Russell 2000       Russell 2000            Wilshire Small Cap Value
                        Value Fund              (Major Index)      Value (Minor Index)     (Minor Index 2)

5/99                    10000                   10000              10000                   10000
6/99                    10710                   10605              10680                   10456
9/99                    10090                    9934               9844                    9494
12/99                   11790                   11735               9995                    9650

Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce total return figures for all periods.

4

  TOUCHSTONE SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS
                                                               December 31, 1999

                                                  Value
  Shares                                        (Note 1)

COMMON STOCKS - 99.1%
  AIRLINES - 1.6%
  17,000   Frontier Airlines*               $   193,375
-------------------------------------------------------
  APPAREL RETAILERS - 7.2%
  13,400   bebe stores*                         355,100
  32,000   Children's Place Retail
           Stores (The)*                        511,991
-------------------------------------------------------
                                                867,091
-------------------------------------------------------
  BANKING - 0.9%
   3,500   Eldorado Bancshares*                  37,625
   1,600   Greater Bay Bancorp                   68,200
-------------------------------------------------------
                                                105,825
-------------------------------------------------------
  BEVERAGES, FOOD & TOBACCO - 4.6%
  10,000   Hain Food Group (The)*               223,750
  32,000   Topps Company (The)*                 330,000
-------------------------------------------------------
                                                553,750
-------------------------------------------------------
  BUILDING MATERIALS - 1.0%
   3,000   Centex Construction Products         117,000
-------------------------------------------------------
  COMMERCIAL SERVICES - 6.6%
   4,600   Advance Paradigm*                     99,188
   2,900   ICT Group*                            35,525
  10,200   StarTek*                             369,750
  10,000   Workflow Management*                 286,250
-------------------------------------------------------
                                                790,713
-------------------------------------------------------
  COMMUNICATIONS - 13.6%
  13,500   Comtech Telecommunications*          199,125
  26,000   Corsair Communications*              211,250
  10,600   Gilat Communications*                255,063
  20,000   InterVoice*                          465,000
   7,900   PairGain Technologies*               111,588
   8,500   Performance Technologies*            147,688
  22,000   Premiere Technologies*               154,000
   3,200   Tollgrade Communications*            110,400
-------------------------------------------------------
                                              1,654,114
-------------------------------------------------------
  COMPUTER SOFTWARE & PROCESSING - 11.5%
  27,000   Applix*                              487,688
   6,000   CIBER*                               165,000
   2,700   CSG Systems International*           107,663
   9,500   InfoCure*                            296,281
  19,200   Take-Two Interactive Software*       248,400
   3,900   THQ*                                  90,431
-------------------------------------------------------
                                              1,395,463
-------------------------------------------------------
  COMPUTERS & INFORMATION - 8.5%
   3,000   Cybex Computer Products*             122,250
   6,600   Datalink*                            127,050
  30,000   Dot Hill Systems*                    148,125
   5,350   Equinox Systems*                      48,150
   3,700   Miami Computer Supply*               136,900
   4,000   Percon*                               59,000
   4,600   ScanSource*                          186,588
  13,000   Troy Group*                          195,000
-------------------------------------------------------
                                              1,023,063
-------------------------------------------------------


                                                  Value
   Shares                                       (Note 1)

  ELECTRONICS - 5.2%
   5,500   Actel*                           $   132,000
   5,000   American Xtal Technology*             87,188
   6,500   Catapult Communications*              64,594
   7,500   Genesis Microchip*                   158,438
   9,000   Hauppauge Digital*                   181,688
-------------------------------------------------------
                                                623,908
-------------------------------------------------------
  ENTERTAINMENT & LEISURE - 0.6%
   6,000   Equity Marketing*                     77,250
-------------------------------------------------------
  FINANCIAL SERVICES - 3.7%
   6,500   Actrade International*                97,094
   5,000   Knight/Trimark Group, Class A*       229,688
   4,300   Waddell & Reed Financial, Class A    116,638
-------------------------------------------------------
                                                443,420
-------------------------------------------------------
  HEAVY MACHINERY - 0.9%
   4,000   Woodward Governor                    109,500
-------------------------------------------------------
  INDUSTRIAL - DIVERSIFIED - 1.9%
   5,000   Zomax*                               225,938
-------------------------------------------------------
  INSURANCE - 1.2%
  27,000   GAINSCO                              145,125
-------------------------------------------------------
  MEDICAL SUPPLIES - 8.6%
  10,000   Excel Technology*                    179,375
  10,800   II-VI*                               217,350
  30,000   LaserSight*                          300,000
  15,000   PolyMedica*                          346,875
-------------------------------------------------------
                                              1,043,600
-------------------------------------------------------
  METALS - 1.4%
   8,000   Mobile Mini                          169,000
-------------------------------------------------------
  OIL & GAS - 8.3%
   9,000   Marine Drilling Companies*           201,938
  12,100   Pride International*                 176,963
  15,000   Swift Energy*                        172,500
   8,400   Tidewater                            302,400
   5,000   WICOR                                145,938
-------------------------------------------------------
                                                999,739
-------------------------------------------------------
  PHARMACEUTICALS - 5.6%
  12,500   Guilford Pharmaceuticals*            212,500
   3,750   Jones Pharma                         162,891
   4,300   Protein Design Labs*                 301,000
-------------------------------------------------------
                                                676,391
-------------------------------------------------------
  RETAILERS - 4.1%
  11,500   Electronics Boutique Holdings*       207,000
   7,000   Funco*                                78,313
   6,000   PC Connection*                       207,000
-------------------------------------------------------
                                                492,313
-------------------------------------------------------
  TELEPHONE SYSTEMS - 2.1%
   7,700   Hector Communications*               107,800
  10,000   Hickory Tech                         148,125
-------------------------------------------------------
                                                255,925
-------------------------------------------------------
TOTAL COMMON STOCKS
(COST $10,159,387)                          $11,962,503
-------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

  5
  TOUCHSTONE SMALL CAP VALUE FUND


Schedule of Investments continued

                                                  Value
                                                (Note 1)
TOTAL INVESTMENTS AT VALUE - 99.1%
(COST $10,159,387) (A)                      $11,962,503
CASH AND OTHER ASSETS
NET OF LIABILITIES -  0.9%                      107,426
-------------------------------------------------------
NET ASSETS - 100.0%                         $12,069,929
-------------------------------------------------------



Notes to the Schedule of Investments:

  *  Non-income producing security.
(a) The aggregate identified cost for federal income tax purposes is $10,159,387 resulting in gross unrealized appreciation and depreciation of $2,492,369 and $689,253, respectively, and net unrealized appreciation of $1,803,116.

The accompanying notes are an integral part of the financial statements.

6

  TOUCHSTONE EMERGING GROWTH FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

Touchstone Emerging Growth Fund

During the annual period ended December 31, 1999, several factors affected the Touchstone Emerging Growth Fund. After experiencing a difficult period during the third quarter of 1999, the equity markets surged in the fourth quarter to finish the year very strongly. In fact, small cap stocks led the surge, increasing their value by 18% (as measured by the Russell 2000 Index) during the fourth quarter, eclipsing the performance of large cap stocks (as measured by the S&P 500 Index) which were up 15%. Indeed, 1999 marked the first full calendar year that the Russell 2000 outperformed the S&P 500 since 1993, albeit by a very narrow margin (21.3% for the Russell 2000 versus 21.0% for the S&P
500). The Touchstone Emerging Growth Fund, with a return of 48.8%, exceeded the Russell 2000, which was its benchmark.

As the growth-style manager of the Touchstone Emerging Growth Fund, Westfield Capital Management found that good stock selection and an overweight position in technology, telecommunications, and select health care stocks drove perform ance in 1999. The growth-style portion of the portfolio was underweight in the consumer and financial sectors as many companies in those sectors did not meet the Westfield's minimum earnings growth criteria.

Though the strict valuation discipline eliminated the traditional internet and dot.com companies, the portfolio invested heavily in internet infrastructure stocks. Westfield views business-to-business e-commerce as an attractive sector with outstanding growth prospects. Traditional businesses are developing e-business models and Westfield invested in chip, software, telecommunications, and wireless stocks to take advantage of this major shift. In health care, Westfield focused on a select group of outstanding companies in medical devices, biotechnology and genomics.

The value-style manager of the Fund, David L. Babson & Company, reported that 1999 was a very difficult year for those small cap managers with a value discipline. For all of 1999, the Russell 2000 Growth Index was up 43%, while the Russell 2000 Value Index was down nearly 2% -- the widest differential in performance ever.

The value portion of the Touchstone Emerging Growth Fund was hurt by increased weightings in the Materials & Processing and Financial Services sectors -- two of the worst performing sectors in the Russell 2000 -- due to investors' concerns of rising interest rates.

Nevertheless, the Fund did benefit from several investments that delivered strong performance during the year. CommScope, the global leader in manufac tur ing coaxial cable, saw its stock increase 150% during 1999, and nearly four-fold from the original investment a couple of years ago. The company is benefiting from increased spending by AT&T and other cable companies to upgrade their cable services. Nabors Industries, the leading operator of oil rigs in North America, saw its stock increase 129% during the year due to increased drilling activity by its customers seeking to capitalize on the recent improvements in oil prices. Finally, Scitex, a leading maker of printing equipment, saw its stock increase 43% during the second half of 1999 (+24% for the full year), as the gradual global economic recovery is encouraging the company's overseas customers to begin ordering new equipment again.

7
  TOUCHSTONE EMERGING GROWTH FUND

While 1999 was a challenging year for the value side of the small cap market, the Touchstone Emerging Growth Fund delivered superior results, demonstrating once again the benefits of having both a value and growth discipline in one fund. Babson and Westfield look forward to continuing to deliver strong performance.



GROWTH OF A $10,000 INVESTMENT

Average Annual Total Return
One Year Ended      12/31/99       48.8%
Five Years Ended    12/31/99       21.9%
Since Inception     11/21/94       21.6%

Cumlative Total Return
Since Inception     11/21/94       172.0%


                  Touchstone Emerging  Russell 2000       Wiesenberger Small Cap
                  Growth Fund          (Major Index)      (Minor Index)

11/94             10000                10000              10000
12/94             10100                10268              10249
3/95              10330                10741              10850
6/95              10980                11748              12077
9/95              11950                12908              13655
12/95             12077                13187              13492
3/96              12677                13860              14229
6/96              13266                14554              15207
9/96              13011                14603              15499
12/96             13425                15363              15741
3/97              13051                14568              14553
6/97              15482                16930              16872
9/97              17947                19449              19435
12/97             17945                18798              18365
3/98              19634                20689              20406
6/98              18970                19724              19796
9/98              15288                15750              15639
12/98             18533                18319              18622
3/99              17929                17325              17782
6/99              21362                20019              20423
9/99              21350                18754              19772
12/99             27198                22153              24704


Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce total return figures for all periods.

8

  TOUCHSTONE EMERGING GROWTH FUND

SCHEDULE OF INVESTMENTS
                                                               December 31, 1999

                                                  Value
  Shares                                        (Note 1)

COMMON STOCKS - 97.0%
  AUTOMOTIVE - 0.6%
   24,500  Exide                            $   203,656
-------------------------------------------------------
  BANKING - 1.3%
   14,900  Dime Bancorp                         225,363
   15,300  Golden State Bancorp*                263,925
-------------------------------------------------------
                                                489,288
-------------------------------------------------------
  BEVERAGES, FOOD & TOBACCO - 1.5%
   41,300  DiMon                                134,225
   13,000  Ralcorp Holdings*                    259,188
   27,800  Vlasic Foods International*          158,113
-------------------------------------------------------
                                                551,526
-------------------------------------------------------
  BUILDING MATERIALS - 1.5%
   28,500  Dal-Tile International*              288,563
    6,500  Martin Marietta Materials            266,500
-------------------------------------------------------
                                                555,063
-------------------------------------------------------
  COMMERCIAL SERVICES - 17.8%
   25,300  Administaff*                         765,325
   27,000  Applied Analytical Industries*       246,375
   10,700  A.C. Nielson*                        263,488
   15,000  Career Education*                    575,625
    9,000  CDI*                                 217,125
   16,000  DeVry*                               298,000
   21,000  Diamond Technology Partners*       1,804,688
   12,300  Forrester Research*                  847,163
    6,400  PerkinElmer                          266,800
   23,300  Safety-Kleen*                        263,581
   31,300  Stericycle*                          588,831
   19,500  Unova*                               253,500
   13,400  Wallace Computer Services            222,775
-------------------------------------------------------
                                              6,613,276
-------------------------------------------------------
  COMMUNICATIONS - 13.5%
   31,100  Advanced Fibre Communications*     1,389,781
   21,700  AudioCodes*                        1,996,390
    5,400  Ditech Communications*               504,900
   19,000  Powerwave Technologies*            1,109,125
-------------------------------------------------------
                                              5,000,196
-------------------------------------------------------
  COMPUTER SOFTWARE & PROCESSING - 12.3%
   26,700  CBT Group, ADR*                      894,450
   28,000  Mail.com*                            525,000
   33,900  Natural MicroSystems*              1,586,944
   26,000  Perot Systems, Class A*              494,000
   10,600  Policy Management System*            270,963
   21,000  Scientific Learning*                 766,500
-------------------------------------------------------
                                              4,537,857
-------------------------------------------------------
  COMPUTERS & INFORMATION - 1.3%
   13,000  Gerber Scientific                    285,188
   12,400  Scitex*                              180,575
-------------------------------------------------------
                                                465,763
-------------------------------------------------------
  ELECTRICAL EQUIPMENT - 1.0%
   23,900  Magnetek*                            183,731
   10,000  Ucar International*                  178,125
-------------------------------------------------------
                                                361,856
-------------------------------------------------------
  ELECTRONICS - 0.9%
    8,500  Dionex*                              350,094
-------------------------------------------------------


                                                  Value
  Shares                                        (Note 1)

  ENTERTAINMENT & LEISURE - 2.5%
   17,000  Cinar, Class B*                  $   416,500
   13,500  SFX Entertainment, Class A*          488,531
-------------------------------------------------------
                                                905,031
-------------------------------------------------------
  FINANCIAL SERVICES - 1.2%
   25,400  First Sierra Financial*              434,975
-------------------------------------------------------
  FOOD RETAILERS - 0.6%
   15,100  Pantry (The)*                        213,288
-------------------------------------------------------
  HEALTH CARE PROVIDERS - 1.6%
   14,000  Syncor International*                407,750
   27,000  Total Renal Care Holdings*           180,563
-------------------------------------------------------
                                                588,313
-------------------------------------------------------
  HEAVY CONSTRUCTION - 0.5%
   22,100  Foster Wheeler                       196,138
-------------------------------------------------------
  HEAVY MACHINERY - 2.9%
   24,100  Helix Technology                   1,079,981
-------------------------------------------------------
  HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 0.3%
    6,000  LA-Z-Boy Chair                       100,875
-------------------------------------------------------
  HOUSEHOLD PRODUCTS - 0.6%
    8,000  Snap-on                              212,500
-------------------------------------------------------
  INSURANCE - 1.5%
   22,200  HCC Insurance Holdings               292,763
    7,650  HSB Group                            258,666
-------------------------------------------------------
                                                551,429
-------------------------------------------------------
  MEDIA - BROADCASTING & PUBLISHING - 6.2%
   16,000  American Tower Systems, Class A*     489,000
    7,100  Central Newspapers, Class A          279,563
   20,600  Hollinger International              266,513
   34,200  Information Holdings*                993,938
    7,900  Lee Enterprises                      252,306
-------------------------------------------------------
                                              2,281,320
-------------------------------------------------------
  MEDICAL SUPPLIES - 4.2%
    7,900  Arthocare*                           481,900
   14,600  Novoste*                             240,900
    7,400  Roper Industries                     279,813
   24,500  Varian*                              551,250
-------------------------------------------------------
                                              1,553,863
-------------------------------------------------------
  METALS - 2.0%
   10,200  Belden                               214,200
    8,300  Harsco                               263,525
   13,000  Ryerson Tull                         252,688
-------------------------------------------------------
                                                730,413
-------------------------------------------------------
  OIL & GAS - 6.7%
    7,000  Equitable Resources                  233,625
    9,405  Friede Goldman Halter*                65,247
   17,100  Hanover Compressor*                  645,525
   13,900  Helmerich & Payne                    303,194
    9,300  Nabors Industries*                   287,719
   40,100  Santa Fe Snyder*                     320,800
   23,200  Stolt Comex Seaway*                  256,650
   54,000  Superior Energy Services*            364,500
-------------------------------------------------------
                                              2,477,260
-------------------------------------------------------
  PHARMACEUTICALS - 9.2%
   16,700  Albany Molecular Research*           509,350
   26,000  ILEX Oncology*                       627,250
   10,000  Millennium Pharmaceuticals*        1,220,000
-------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

9
  TOUCHSTONE EMERGING GROWTH FUND


Schedule of Investments continued

                                                  Value
  Shares                                        (Note 1)

COMMON STOCKS - Continued
  PHARMACEUTICALS - Continued
   27,500  Taro Pharmaceutical Industries*  $   398,750
   33,800  Titan Pharmaceuticals*               642,200
-------------------------------------------------------
                                              3,397,550
-------------------------------------------------------
  REAL ESTATE - 0.6%
    9,900  Prentiss Properties Trust, REIT      207,900
-------------------------------------------------------
  RETAILERS - 1.5%
   17,500  Enesco Group                         193,594
   10,000  Tweeter Home Entertainment
           Group*                               355,000
-------------------------------------------------------
                                                548,594
-------------------------------------------------------
  TEXTILES, CLOTHING & FABRICS - 1.8%
   13,716  Albany International                 212,597
   28,100  Stride Rite                          182,650
   20,600  Unifi *                              253,638
-------------------------------------------------------
                                                648,885
-------------------------------------------------------
  TRANSPORTATION - 1.4%
   23,900  Fritz Companies*                     250,950
   15,800  Yellow*                              265,638
-------------------------------------------------------
                                                516,588
-------------------------------------------------------
TOTAL COMMON STOCKS
(COST $26,652,692)                          $35,773,478
-------------------------------------------------------


                                                  Value
    Units                                       (Note 1)

WARRANTS - 0.0%
  BANKING - 0.0%
    5,700  Golden State Bancorp*            $     4,988
-------------------------------------------------------
TOTAL WARRANTS
(COST $21,258)                              $     4,988
-------------------------------------------------------
TOTAL INVESTMENTS AT VALUE - 97.0%
(COST $26,673,950) (A)                      $35,778,466
CASH AND OTHER ASSETS
NET OF LIABILITIES -  3.0%                    1,100,995
-------------------------------------------------------
NET ASSETS - 100.0%                         $36,879,461
-------------------------------------------------------

Notes to the Schedule of Investments:

  *  Non-income producing security.
(a) The aggregate identified cost for federal income tax purposes is $26,680,804 resulting in gross unrealized appreciation and depreciation of $12,398,355 and $3,300,693, respectively, and net unrealized appreciation of $9,097,662
ADR - American Depositary Receipt
REIT - Real Estate Investment Trust


The accompanying notes are an integral part of the financial statements.

10

  TOUCHSTONE INTERNATIONAL EQUITY FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

Touchstone International Equity Fund

The Touchstone International Equity Fund portfolio finished the year well ahead of its benchmark, the MSCI EAFE Index. While the MSCI EAFE Index ended 1999 with a 27.3% return, the Touchstone International Equity Fund had a 36.5% return. According to the manager of the Touchstone International Equity Fund, Credit Suisse Asset Management, performance lagged in the first quarter because the Fund was underweight in Japan and the manager was too defensive in investing in European and Japanese stocks. Performance was strong in the second half of the year due to the positive impact of regional allocations and stock selections.

In Japan, the economic recovery appeared to gather momentum in the second half of 1999 and corporate restructuring activity remained strong. During this period, Credit Suisse moved from a benchmark neutral weight to overweight. The most prominent Japanese sector overweights were in consumer finance and telecom mu ni cations as well as an exposure to smaller companies in consumer and tech nology related businesses. These decisions helped performance.

In Continental Europe, Credit Suisse moved from a slight underweight to an over weight position during the fourth quarter in the midst of a favorable economic environment, strong mergers and acquisition activity and a benign inflation outlook. The Fund's overweights in Finland and France proved especially beneficial due to large holdings in technology/telecommunications names like Nokia and ST Microelectronics.

Elsewhere, regional allocations and stock selection also boosted performance. The Fund was underweight in the U.K. because Credit Suisse believed there was a likelihood of further rate increases by the Bank of England. This underweight had a positive impact on performance as did stock selection in the U.K. which empha sized companies such as GEC Marconi, an old defense company in the process of reinventing itself as a telecom equipment manufacturer, and BP Amoco, the global oil and gas giant.

Finally, the Fund's modest allocation to the Emerging Markets also had a positive impact on performance; particularly in Brazil, Mexico, Korea, and Taiwan -- those countries poised to benefit most from a pick-up in global growth and rebound in commodity prices.

  11

  TOUCHSTONE INTERNATIONAL EQUITY FUND

  GROWTH OF A $10,000 INVESTMENT

  Average Annual Total Return
  One Year Ended              12/31/99         36.5%
  Five Years Ended            12/31/99         17.2%
  Since Inception             11/21/94         15.7%

  Cumulative Total Return
  Since Inception             11/21/94        110.4%


                 Touchstone       MSCI EAFE        Wiesenberger
                 International    Equity Index     Non-US Equity Index
                 Equity Fund      (Major Index)    (Minor Index)

  11/94          10000            10000            10000
  12/94           9510            10065             9912
  3/95            9140            10260             9770
  6/95            9540            10343            10233
  9/95            9970            10782            10677
  12/95          10028            11228            10840
  3/96           10650            11560            11377
  6/96           10890            11752            11805
  9/96           10790            11746            11753
  12/96          11178            11942            12206
  3/97           11349            11763            12345
  6/97           12632            13299            13615
  9/97           13187            13214            13684
  12/97          12827            12187            12487
  3/98           14974            13990            14017
  6/98           15850            14148            13722
  9/98           13639            12146            11511
  12/98          15419            14666            13448
  3/99           15165            14880            13743
  6/99           15629            15268            14892
  9/99           16424            15949            15191
  12/99          21043            18669            19490


  Past performance is not indicative of future performance.

  Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce total return figures for all periods.

  12

  TOUCHSTONE INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS
                                                             December 31, 1999

                                                Value
   Shares                                      (Note 1)

COMMON STOCKS - 98.7%
  AUSTRALIA - 0.0%
      175  Southcorp                        $       615
-------------------------------------------------------
  BRAZIL - 1.0%
    7,400  Petroleo Brasileiro, ADR             189,795
    1,535  Telecomunicacoes Brasileiras
           (Telebras), ADR                      197,248
-------------------------------------------------------
                                                387,043
-------------------------------------------------------
  CHINA - 0.4%
    3,255  China Steel, 144A, ADR                48,176
   12,800  China Telecom*                        80,026
      200  China Telecom, ADR*                   25,713
-------------------------------------------------------
                                                153,915
-------------------------------------------------------
  FINLAND - 3.6%
    6,353  Nokia Oyj                          1,152,853
    8,217  UPM-Kymmene                          331,359
-------------------------------------------------------
                                              1,484,212
-------------------------------------------------------
  FRANCE - 13.1%
    2,707  Alcatel Alsthom                      622,226
    6,264  Alstom                               209,028
       11  Aventis                                  640
    3,139  AXA                                  437,978
    6,213  Banque Nationale de Paris            573,749
    2,824  Carrefour Supermarche                521,289
    9,583  Credit Lyonnais*                     438,614
    1,471  Groupe Danone                        347,019
    1,737  Pinault-Printemps-Redoute            458,803
    6,435  Renault                              310,489
    4,632  Scor                                 204,535
    5,680  Total Fina S.A., Class B             758,734
    5,441  Vivendi                              491,761
-------------------------------------------------------
                                              5,374,865
-------------------------------------------------------
  GERMANY - 11.1%
    1,302  Allianz Holdings                     437,756
    5,927  BASF                                 304,741
    9,464  Deutsche Bank                        800,024
    4,293  Dresdner Bank                        233,062
    4,624  Mannesmann                         1,116,474
    1,469  Muenchener
           Rueckversicherungs-Gasellschaft      372,909
    6,102  Preussag                             340,191
      560  SAP                                  273,814
    3,045  Siemens                              387,718
    4,665  Veba                                 226,921
-------------------------------------------------------
                                              4,493,610
-------------------------------------------------------
  GREAT BRITAIN - 9.5%
   59,101  BP Amoco                             595,693
   12,349  British Aerospace                     81,176
   15,432  British Telecommunications           369,315
   13,152  Glaxo Wellcome                       373,006
      500  Jazztel, ADR*                         32,563
   45,249  Legal & General Group                123,242
   22,847  Lloyds TSB Group                     283,762
   27,403  Marconi                              486,159
   11,235  Peninsular and Oriental
           Steam Navigation                     187,351
   10,343  Reuters Group                        143,663


                                                Value
   Shares                                      (Note 1)

  GREAT BRITAIN - Continued
   29,895  Sainsbury (J)                    $   171,406
   17,720  Shell Transport & Trading            147,749
   28,325  SmithKline Beecham                   360,949
    5,926  South African Breweries               60,320
   86,758  Vodafone Group                       427,417
-------------------------------------------------------
                                              3,843,771
-------------------------------------------------------
  GREECE - 0.3%
      410  Alpha Credit Bank                     32,131
      761  Intracom                              34,862
    3,100  National Bank of Greece, GDR          43,594
-------------------------------------------------------
                                                110,587
-------------------------------------------------------
  HONG KONG - 0.0%
        4  Hang Seng Bank                            46
-------------------------------------------------------
  INDIA - 0.6%
    3,000  Larsen & Toubro, GDR                  99,750
    5,400  State Bank of India, GDR              55,778
    3,800  Videsh Sanchar Nigam, GDR             78,982
-------------------------------------------------------
                                                234,510
-------------------------------------------------------
  ITALY - 4.1%
   11,110  Assicurazione Generali               368,946
   20,036  Concessioni e Costruzioni
           Autostrade*                          136,386
   55,039  ENI                                  302,019
   20,590  Istituto Bancario San Paolo
           di Torino                            279,276
   63,603  Istituto Nazionale
           delle Assicurazioni                  169,409
  103,860  Tecnost*                             391,812
-------------------------------------------------------
                                              1,647,848
-------------------------------------------------------
  JAPAN - 34.8%
      900  Advantest                            237,699
    8,000  Alps Electric                        121,999
       50  Avex                                  12,472
   16,000  Bank of Tokyo                        222,870
    4,000  Bridgestone                           88,037
    2,000  Canon                                 79,429
    4,000  Daikin Industries                     54,387
   15,000  Daiwa Securities                     234,618
      200  Don Quijote                           31,302
    3,000  Fanuc
   26,000  Fuji Bank Limited (The)              252,548
    1,390  Fuji Soft ABC                        108,774
        9  Fuji Television Network              123,251
    4,000  Fujisawa Pharmaceutical               97,036
    6,000  Fujitsu                              273,501
   13,000  Fukuyama Transporting                 93,466
    9,200  Hitachi Credit                       186,736
    3,000  Hitachi Maxell                        88,330
    7,000  House Foods                          106,133
    7,000  Industrial Bank of Japan              67,446
    1,900  ITO Yokado                           206,300
    7,000  Kaneka                                89,494
    4,000  Kao                                  114,057
   12,000  Kirin Brewery                        126,186
   55,000  Kubota                               210,359
    2,800  Kyocera                              725,814


The accompanying notes are an integral part of the financial statements.

13

  TOUCHSTONE INTERNATIONAL EQUITY FUND


Schedule of Investments continued

                                                Value
   Shares                                      (Note 1)

COMMON STOCKS - Continued
  JAPAN - Continued
    1,000  Matsushita Communication
           Industrial                       $   264,110
   11,000  Matsushita Electric                  304,509
    8,000  Minebea                              137,181
   19,000  Mitsubishi                           146,640
   27,500  Mitsui Chemicals                     221,388
    4,000  Mitsumi Electric                     125,208
    5,000  Mori Seiki                            67,006
    1,000  Murata Manufacturing                 234,765
    9,000  NEC                                  214,370
      500  NIDEC                                146,239
   11,000  Nikko Securities Co. (The)           139,127
    1,300  Nintendo                             214,017
    9,000  Nippon Meat Packers                  116,649
       48  Nippon Telegraph & Telephone         821,677
    7,000  Nomura Securities                    126,333
       11  NTT Data                             252,861
        6  NTT Mobile Communication
           Network                              230,656
    1,800  Orix                                 405,321
    1,000  Rohm Company                         410,838
   46,000  Sakura Bank                          266,380
   13,000  Sanwa Bank (The)                     158,065
    2,000  Secom                                220,092
   12,000  Sekisui House                        106,231
    1,000  Seven-Eleven Japan                   158,466
           Sharp                                127,898
    4,000  Shin-Etsu Chemical                   172,161
      197  Softbank                             188,463
    1,700  Sony                                 503,864
      100  Sony, ADR                             28,475
    8,000  Sumitomo Bank                        109,479
   25,000  Sumitomo Chemical                    117,382
   11,000  Sumitomo Marine & Fire
           Insurance Co. (The)                   67,788
   13,000  Sumitomo Realty & Development         43,236
   28,000  Sumitomo Trust & Banking             188,986
    3,000  Taisho Pharmaceutical                 88,037
    4,000  Taiyo Yuden                          237,112
    4,000  Takeda Chemical Industries           197,594
    2,400  TDK                                  331,253
   14,000  Tokyo Broadcasting System            473,834
    2,000  Tokyo Electron                       273,892
    5,000  Tostem                                89,749
   15,000  Toyota Motor                         726,303
    1,400  WORLD                                171,183
    4,000  Yamanouchi Pharmaceutical            139,685
    2,000  Yamato Transport                      77,472
-------------------------------------------------------
                                             14,176,005
-------------------------------------------------------
  MEXICO - 1.2%
    3,115  Cemex SA de CV, ADR*                  86,831
    1,700  Grupo Televisa, GDR*                 116,025
    2,500  Telefonos de Mexico, Class L, ADR    281,250
-------------------------------------------------------
                                                484,106
-------------------------------------------------------



                                                Value
   Shares                                      (Note 1)

  NETHERLANDS - 7.2%
    4,697  Akzo Nobel                       $   235,817
    3,613  Equant*                              410,504
    6,683  Fortis                               240,864
    7,597  ING Groep                            459,075
    4,384  Koninklijke (Royal) Philips
           Electronics                          596,663
    4,965  STMicroelectronics                   764,835
    4,258  Verenigde Nederlandse                223,993
-------------------------------------------------------
                                              2,931,751
-------------------------------------------------------
  PORTUGAL - 1.2%
   42,418  Portugal Telecom                     465,697
      363  PT Multimedia - Servicos
           de Telecomunicaceous e Multimedia
           SGPS*                                 20,666
-------------------------------------------------------
                                                486,363
-------------------------------------------------------
  SOUTH AFRICA - 0.1%
    8,900  Standard Bank Investment Corp.        36,975
-------------------------------------------------------
  SOUTH KOREA - 0.9%
    6,300  Korea Electric Power, ADR            105,525
    2,300  Korea Telecom, ADR                   171,925
    1,146  Pohang Iron & Steel                   40,110
      272  Samsung Electronics, 144A, GDR        33,252
-------------------------------------------------------
                                                350,812
-------------------------------------------------------
  SPAIN - 3.1%
   29,120  Banco Santander Central Hispano      329,976
   38,021  Telefonica                           950,606
-------------------------------------------------------
                                              1,280,582
-------------------------------------------------------
  SWEDEN - 1.4%
    6,423  Ericsson                             413,680
    5,544  Skandia Forsakrings                  167,763
-------------------------------------------------------
                                                581,443
-------------------------------------------------------
  SWITZERLAND - 4.4%
    2,304  ABB                                  281,938
      240  Novartis                             352,573
       36  Roche Holding                        427,521
    1,364  Union Bank of Switzerland            368,533
      600  Zurich Allied                        342,319
-------------------------------------------------------
                                              1,772,884
-------------------------------------------------------
  TAIWAN - 0.7%
    6,592  Taiwan Semiconductor
           Manufacturing, ADR                   296,640
-------------------------------------------------------
TOTAL COMMON STOCKS
(COST $30,690,496)                          $40,128,583
-------------------------------------------------------
INVESTMENT TRUST - 0.2%
  TAIWAN - 0.2%
      592  Morgan Stanley Taiwan OPALS,
           Series B, 144A (b)               $    85,711
-------------------------------------------------------
TOTAL INVESTMENT TRUST (COST $73,870)       $    85,711
-------------------------------------------------------
PREFERRED STOCK - 0.8%
  GERMANY - 0.8%
      531  SAP                              $   320,126
-------------------------------------------------------
TOTAL PREFERRED STOCK (COST $222,303)       $   320,126
-------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

  14

  TOUCHSTONE INTERNATIONAL EQUITY FUND


Schedule of Investments continued

                                                Value
   Shares                                      (Note 1)

WARRANTS - 0.0%
  FRANCE - 0.0%
    1,059  Banque Nationale de Paris*       $     4,890
-------------------------------------------------------
TOTAL WARRANTS (COST $0)                    $     4,890
-------------------------------------------------------


  Principal               Interest  Maturity      Value
   Amount                   Rate     Date       (Note 1)

CORPORATE BOND - 0.0%
  GREAT BRITAIN - 0.0%
GBP  3,900  British
            Aerospace       7.450% 11/30/03 $        61
-------------------------------------------------------
TOTAL CORPORATE BOND (COST $138)            $        61
-------------------------------------------------------
TOTAL INVESTMENTS AT VALUE - 99.7%
(COST $30,986,807) (A)                      $40,539,371
CASH AND OTHER ASSETS
NET OF LIABILITIES - 0.3%                       124,006
-------------------------------------------------------
NET ASSETS - 100.0%                         $40,663,377
-------------------------------------------------------

Notes to the Schedule of Investments:
  *  Non-income producing security.
(a) The aggregate identified cost for federal income tax purposes is $31,292,611 resulting in gross unrealized appreciation and depreciation of $10,240,114 and $993,354, respectively, and net unrealized appreciation of $9,246,760
(b)  Board valued security.
144A  - Security exempt from registration under Rule 144A of Securities Act of
        1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1999, these securities were valued at $167,139, or 0.4% of net assets.
ADR - American Depositary Receipt
GBP - Great Britain Pound
GDR - Global Depositary Receipt
OPALS -  Optimised Portfolios As Listed Securities




Industry sector diversification of the International Equity Fund's investments as a percentage of net assets as of December 31, 1999 was as follows:

  Industry                                        Percentage
   Sector                                         Net Assets

Banking                                              12.80%
Communications                                       10.35%
Electrical Equipment                                  9.44%
Telephone Systems                                     7.74%
Electronics                                           7.57%
Insurance                                             5.41%
Pharmaceuticals                                       5.01%
Heavy Machinery                                       4.98%
Oil & Gas                                             4.90%
Commercial Services                                   4.25%
Financial Services                                    3.58%
Retailers                                             3.38%
Chemicals                                             3.30%
Automotive                                            2.55%
Computer Software & Processing                        2.41%
Media - Broadcasting & Publishing                     2.35%
Transportation                                        2.05%
Beverages, Food & Tobacco                             1.86%
Multiple Utilities                                    1.46%
Forest Products & Paper                               0.81%
Entertainment & Leisure                               0.56%
Metals                                                0.44%
Food Retailers                                        0.42%
Textiles, Clothing & Fabrics                          0.42%
Computers & Information                               0.36%
Construction                                          0.26%
Electric Utilities                                    0.26%
Building Materials                                    0.21%
Miscellaneous                                         0.21%
Aerospace & Defense                                   0.20%
Real Estate                                           0.11%
Containers & Packaging                                0.00%
Other assets in excess of liabilities                 0.35%
-----------------------------------------------------------
                                                    100.00%
-----------------------------------------------------------



The accompanying notes are an integral part of the financial statements.

15



  TOUCHSTONE INCOME OPPORTUNITY FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

Touchstone Income Opportunity Fund

For the twelve months ended December 31, 1999, the Touchstone Income Opportunity Fund performed better than the index. The Fund's benchmark was the Lehman Brothers Corporate Bond Index, which produced a return of (2.1)%. The Income Opportunity Fund had a 2.7% return in 1999.

Emerging assets, however, closed the year on a very strong note with the JP Morgan Emerging Market Bond Plus Mutual Fund Index returning 5.41% in December, bringing the year-to-date gain to 25.97%. At the end of the year, the emerging market percentage was 40% of the Fund. The manager of the Touchstone Income Opportunity Fund, Alliance Capital Management, moved the emphasis of the portfolio in 1999 from corporate assets to sovereign debt because they believe that sovereign debt will outperform corporate debt due to its greater liquidity. During the second half of the year, Alliance increased the weighting in Russia by about 1.25%, which proved to be positive for the Fund. Russian debt was the outperforming asset for both the month of December and the year, returning 14.84% and 165.70% respectively. The Touchstone Income Opportunity Fund also continued to hold a large position in Mexico, which was upgraded this year by Moody's to Ba1, one notch below investment grade, and performed well, returning 15.30% for the year.

Alliance reduced the position in emerging market corporates from about 10% to roughly 5.7%. Two defaulted positions, FSW International and NTS Steel, were sold. During the second half of the year, Alliance also elected to sell the position in Paging Network Brazil. The com pany, located in Brazil, had been negatively impacted by the devaluation of the Brazilian currency and the decreasing demand for paging services due to the popularity of cellular phones.

The high yield market is completing its second straight year of low single-digit returns. The Merrill Lynch High Yield Index returned 1.573% for the year. This is the first occurrence in the history of the high yield market of sub-coupon returns in a non-recessionary economic environment. Alliance believes this poor perform ance is a function of significant spread widening brought about by reduced liquidity following the global dislocation of 1998 (i.e., Asia, Russia, Brazil) and a persistently rising high yield default rate. According to Moody's, defaults are currently averaging about 6%. During the second half of the year, Alliance began to actively reduce exposure to possible problem/restructuring scenarios when credit fundamentals suggested that it was warranted and market prices repre sented fair value. Alliance elected to sell several assets including Aqua Chem, Eagle Geophysical, Orion Network and TVN Entertainment. These securities were sold due to credit concerns and Alliance's belief that the money could be invested in better performing assets. During the month of December, two other assets posted large price declines due to poor operating performance. These securities include Pen Tab and Republic Technologies. Pen Tab was downgraded in early December to Caa2 by Moody's due to their weaker than expected operating performance and heightened liquidity concerns. There has been little support from the underwriter and the bonds moved down in price from the mid 80s to $25.00. Alliance continues to hold the position.

Another security in the Portfolio which posted a price decline was Republic Technologies. The company missed earnings expectations and the bonds rapidly declined in price from the low 90s to its year end price of $65.00.

Alliance has been in contact with both the company and the sponsor, and continues to hold the credit, believing it will improve.

  16

  TOUCHSTONE INCOME OPPORTUNITY FUND

In general for the high yield market, primary activity slowed during 1999 from 1998 levels, although $94.7 billion in new issues came to market. Media and telecommunications continued to be the dominant suppliers of new issuance, accounting for 69.6% ($12.1 billion of $17.4 billion issued) of the supply in the fourth quarter. One big change in the high yield market this year was the lack of demand from mutual funds, which saw redemptions for most of the year. This has left structured products, insurance, pension, and crossover accounts as the major participants in the market, which has in turn led to lower trading volumes and reduced demand for new issuance.



GROWTH OF A $10,000 INVESTMENT

Average Annual Total Return
One Year Ended      12/31/99       2.7%
Five Years Ended    12/31/99       9.7%
Since Inception     11/21/94       8.2%

Cumulative Total Return
Since Inception     11/21/94       49.5%



                                                                CDA/Wiesenberger
         Touchstone         Lehman Brothers   CDA/Wiesenberger  Corporate High
         Income             Corporate Bond    Global Income     Yield Average
         Opportunity Fund   (Major Index)     (Minor Index)     (Minor Index 2)

11/94    10000              10000             10000             10000
12/94    9420               10088             9877              10037
3/95     8990               10666             10235             10523
6/95     10373              11442             10805             11057
9/95     11030              11698             10988             11409
12/95    11620              12276             11387             11769
3/96     12283              11976             11296             12049
6/96     13057              12017             11442             12283
9/96     14087              12259             11797             12822
12/96    14800              12684             12155             13219
3/97     15138              12574             11942             13249
6/97     16189              13078             12303             13966
9/97     16986              13583             12615             14731
12/97    16581              13974             12662             14909
3/98     17478              14209             12855             15492
6/98     16750              14558             12854             15471
9/98     13958              15043             12888             14234
12/98    14547              15169             13262             14678
3/99     14754              15095             13065             15095
6/99     14685              14856             12850             15142
9/99     14498              14912             12958             14781
12/99    14945              14910             13014             15096



Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce total return figures for all periods.

17



  TOUCHSTONE INCOME OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS
                                                              December 31, 1999



  Principal               Interest Maturity      Value
   Amount                    Rate    Date       (Note 1)

CORPORATE BONDS - 52.2%
  AEROSPACE & DEFENSE - 1.2%
$ 500,000  Pacific Aerospace
           & Electronics    11.25% 08/01/05 $   300,000
-------------------------------------------------------
  AUTOMOTIVE - 5.9%
  750,000  Sonic Automotive,
           Series B         11.00% 08/01/08     742,500
  750,000  Tenneco
           Automotive,
           144A            11.625% 10/15/09     765,000
-------------------------------------------------------
                                              1,507,500
-------------------------------------------------------
  BEVERAGES, FOOD & TOBACCO - 0.9%
  400,000  Richmont
           Marketing
           Specialists     10.125% 12/15/07     240,000
-------------------------------------------------------
  COMMERCIAL SERVICES - 2.8%
  500,000  Building One
           Services         10.50% 05/01/09     480,000
  500,000  Dialog, Series A,
           Yankee Dollar    11.00% 11/15/07     240,000
-------------------------------------------------------
                                                720,000
-------------------------------------------------------
  COMMUNICATIONS - 8.6%
  750,000  Netia Holdings,
           Series B, 144A  13.125% 06/15/09     772,500
  450,000  Northeast Optic
           Network          12.75% 08/15/08     481,500
  400,000  Turkcell, 144A   12.75% 08/01/05     414,500
  500,000  United Pan-Europe
           Communications,
           144A             11.25% 11/01/09     513,125
-------------------------------------------------------
                                              2,181,625
-------------------------------------------------------
  ENTERTAINMENT & LEISURE - 1.8%
  450,000  Bell Sports,
           Series B         11.00% 08/15/08     450,000
-------------------------------------------------------
  HEALTH CARE PROVIDERS - 2.0%
  500,000  LifePoint Hospitals
           Holdings,
           Series B         10.75% 05/15/09     517,500
-------------------------------------------------------
  HEAVY MACHINERY - 5.4%
  700,000  Generac Portable
           Products         11.25% 07/01/06     714,000
  750,000  Pentacon,
           Series B         12.25% 04/01/09     675,000
-------------------------------------------------------
                                              1,389,000
-------------------------------------------------------
  INDUSTRIAL - DIVERSIFIED - 0.9%
  880,000  Pen-Tab
           Industries,
           Series B        10.875% 02/01/07     220,000
-------------------------------------------------------
  MEDIA - BROADCASTING & PUBLISHING - 3.5%
1,000,000  Innova S. de R.L.,
           Yankee-Dollar   12.875% 04/01/07     890,000
-------------------------------------------------------
  MEDICAL SUPPLIES - 2.8%
  700,000  Kelso & Company,
           144A             12.75% 10/01/09     724,500
-------------------------------------------------------


  Principal               Interest Maturity      Value
   Amount                    Rate    Date       (Note 1)

  METALS - 1.9%
$ 750,000  Republic
           Technologies
           International,
           144A             13.75% 07/15/09 $   495,000
-------------------------------------------------------
  OIL & GAS - 5.1%
  750,000  EOTT Energy
           Partners         11.00% 10/01/09     776,250
  500,000  Western Gas
           Resources        10.00% 06/15/09     512,500
-------------------------------------------------------
                                              1,288,750
-------------------------------------------------------
  TELEPHONE SYSTEMS - 9.4%
  550,000  Exodus
           Communications,
           144A             10.75% 12/15/09     559,625
  550,000  Global Crossing
           Holdings, 144A   9.125% 11/15/06     543,813
  500,000  Metromedia Fiber
           Network          10.00% 12/15/09     512,500
  750,000  Worldwide
           Fiber, 144A      12.00% 08/01/09     772,500
-------------------------------------------------------
                                              2,388,438
-------------------------------------------------------
TOTAL CORPORATE BONDS
(COST $14,597,618)                          $13,312,313
-------------------------------------------------------
SOVEREIGN GOVERNMENT OBLIGATIONS - 45.3%
  ARGENTINA - 4.1%
$1,144,000 Republic of
           Argentina, Brady
           Bond(b)          6.813% 03/31/05 $ 1,034,519
-------------------------------------------------------
  BRAZIL - 7.7%
1,200,000  Republic of
           Brazil          11.625% 04/15/04   1,200,000
1,000,000  Republic of
           Brazil, Brady
           Bond(b)          6.938% 04/15/24     758,750
-------------------------------------------------------
                                              1,958,750
-------------------------------------------------------
  BULGARIA - 6.4%
1,050,000  Government of
           Bulgaria, Brady
           Bond, IAB,
           PDI(b)            6.50% 07/28/11     828,188
1,000,000  Government of
           Bulgaria, Brady
           Bond, Series A(b) 6.50% 07/28/24     798,750
-------------------------------------------------------
                                              1,626,938
-------------------------------------------------------
  COLOMBIA - 2.7%
  750,000  Republic of
           Colombia          9.75% 04/23/09     697,500
-------------------------------------------------------
  MEXICO - 7.3%
1,750,000  United Mexican
           States          10.375% 02/17/09   1,863,749
-------------------------------------------------------
  MOROCCO - 2.7%
  750,000  Kingdom of
           Morocco,
           Series A(b)      6.844% 01/01/09     676,875
-------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

18

  TOUCHSTONE INCOME OPPORTUNITY FUND

Schedule of Investments continued

  Principal               Interest Maturity      Value
   Amount                    Rate    Date       (Note 1)

SOVEREIGN GOVERNMENT OBLIGATIONS - Continued
  PERU - 3.6%
$1,500,000 Republic of
           Peru, Brady Bond,
           FLIRB(b)          3.75% 03/07/17 $   928,125
-------------------------------------------------------
  PHILIPPINE ISLANDS - 3.1%
  800,000  Republic of
           Philippines      9.875% 01/15/19     791,000
-------------------------------------------------------
  RUSSIA - 2.6%
1,100,000  Russian Federation,
           Euro-Dollar       8.75% 07/24/05     651,750
-------------------------------------------------------
  TURKEY - 3.2%
  750,000  Republic of
           Turkey          12.375% 06/15/09     804,375
-------------------------------------------------------
  VENEZUELA - 1.9%
  750,000  Republic of
           Venezuela         9.25% 09/15/27     495,000
-------------------------------------------------------
TOTAL SOVEREIGN GOVERNMENT
OBLIGATIONS (COST $10,764,664)              $11,528,581
-------------------------------------------------------


                                                Value
   Shares                                      (Note 1)

WARRANTS - 0.0%
  COMMUNICATIONS - 0.0%
      600  Paging do Brazil, Class B*, 144A $         0
-------------------------------------------------------
  NIGERIA - 0.0%
      750  Central Bank of Nigeria*                   0
-------------------------------------------------------
  TELEPHONE SYSTEMS - 0.0%
   10,125  Conecel Holdings*                          0
      400  Loral Space & Communications*          3,800
      300  Primus Telecommunications*             7,500
-------------------------------------------------------
                                                 11,300
-------------------------------------------------------
TOTAL WARRANTS (COST $0)                    $    11,300
-------------------------------------------------------


                                               Value
                                              (Note 1)

TOTAL INVESTMENTS AT VALUE - 97.5%
(COST $25,362,282)(A)                       $24,852,194
CASH AND OTHER ASSETS
NET OF LIABILITIES - 2.5%                       635,365
-------------------------------------------------------
NET ASSETS - 100.0%                         $25,487,559
-------------------------------------------------------

Notes to the Schedule of Investments:
  *  Non-income producing security.
(a) The aggregate identified cost for federal income tax purposes is $25,401,301 resulting in gross unrealized appreciation and depreciation of $1,093,596 and $1,642,703 respectively, and net unrealized depreciation of $549,107
(b) Interest rate shown reflects current rate on instrument with variable or floating rates.
144A - Security exempt from registration under Rule 144A of Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1999, these securities were valued at $5,560,563 or 21.8% of net assets.
Brady Bond - U.S. dollar denominated bonds of developing countries that were exchanged, in a restructuring, for commercial bank loans in default. The bonds are collateralized by U.S. Treasury zero-coupon bonds to ensure principal.
Euro-Dollar - Bonds issued offshore that pay interest and principal in U.S.
              dollars.
FLIRB - Front-Load Interest Reduction Bonds
IAB - Interest Arrears Bonds
PDI - Past Due Interest Bonds
Yankee Dollar - U.S. dollar denominated bonds issued by non-U.S. companies in the U.S.


The accompanying notes are an integral part of the financial statements.

19

  TOUCHSTONE HIGH YIELD FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

Touchstone High Yield Fund

The high yield market suffered considerably from the highest default rate seen since 1990, resulting from a surge in lower-rated, first time issuers that placed debt in 1997 and 1998. The credit problems were compounded by the after-effects of the recent Asian liquidity crisis. As a result, there was considerable principal erosion with the Moody's default rate for 1999 finishing at 5.5% on an issuer basis and 7.8% on a par-weighted basis. Credit problems affected all sectors of the market, even the higher quality segment on which the Touchstone High Yield Fund focuses. This led to the Touchstone High Yield Fund ending 1999 with a return of (8.1)%, compared to the (1.1)% return of the Fund's benchmark, the Merrill Lynch High Yield Bond Index.

Although the Touchstone High Yield Fund did not suffer any defaults, Fort Washington Investment Advisors, the manager of the Touchstone High Yield Fund, reported that they did sell one security at what would be considered a defaulted level. Furthermore, other issues did realize material market value losses as their outlooks became more uncertain. Concentration in these issues compounded this impact, resulting in performance which trailed the overall market.

Looking forward, the Fund continues to focus on higher quality credits where the risk return profile appears most attractive. Although the economy remains rather strong, defaults will likely remain above historical averages as some of the weaker issues run their course. High default rates, an active Federal Reserve and increasing interest rates create a difficult environment for high yield which will likely limit significant capital appreciation in the first half of the year. However, much of this environment is already reflected in the high yield market allowing for returns approximating yields. If defaults begin to ease and the Federal Reserve becomes less restrictive, high yield could perform well in the second half of 2000. Fort Washington expects that the Fund will be well-positioned to perform in this environment.

  20

  TOUCHSTONE HIGH YIELD FUND


  GROWTH OF A $10,000 INVESTMENT


Average Annual Total Return
  One Year Ended    12/31/99       N/A
  Since Inception   05/01/99       N/A

Cumulative Total Return
  Since Inception   05/01/99       (8.1%)



                                              Weisenberger:
                           Merrill Lynch      Corporate -       Smith Barney
        Touchstone High    High Yield Bond    High Yield - VA   Corporate - BBB
        Yield Fund         (Major Index)      (Minor Index)     (Minor Index)

  5/99  10000              10000              10000              10000
  6/99   9830               9912               9781               9810
  9/99   9220               9788               9548               9828
  12/99  9189               9894               9751               9847


  Past performance is not indicative of future performance.

  Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce total return figures for all periods.

  21

  TOUCHSTONE HIGH YIELD FUND

SCHEDULE OF INVESTMENTS
                                                             December 31, 1999



  Principal               Interest Maturity      Value
   Amount                    Rate    Date       (Note 1)

CORPORATE BONDS - 95.6%
  AUTOMOTIVE - 4.6%
$ 500,000  Accuride,
            Series B         9.25% 02/01/08 $   455,000
  250,000  Federal-Mogul    7.375% 01/15/06     229,065
-------------------------------------------------------
                                                684,065
-------------------------------------------------------
  CHEMICALS - 3.4%
  500,000  Lyondell Chemical,
           Series B         9.875% 05/01/07     510,000
-------------------------------------------------------
  COMMERCIAL SERVICES - 8.8%
  500,000  Allied Waste
           North America,
           144A             10.00% 08/01/09     447,500
  500,000  Rural/Metro      7.875% 03/15/08     393,750
  500,000  United Rentals,
           Series B          8.80% 08/15/08     466,875
-------------------------------------------------------
                                              1,308,125
-------------------------------------------------------
  COMMUNICATIONS - 8.8%
  500,000  Charter
           Communications
           Holdings         8.625% 04/01/09     461,875
  500,000  Pinnacle
           Holdings(b)       0.00% 03/15/08     327,500
  500,000  Williams
           Communications
           Group           10.875% 10/01/09     522,500
-------------------------------------------------------
                                              1,311,875
-------------------------------------------------------
  COSMETICS & PERSONAL CARE - 1.3%
  250,000  Revlon Consumer
           Products          9.00% 11/01/06     187,500
-------------------------------------------------------
  ELECTRIC UTILITIES - 3.1%
  500,000  AES               8.50% 11/01/07     467,500
-------------------------------------------------------
  ELECTRICAL EQUIPMENT - 3.3%
  500,000  Integrated Electrical
           Services, Series B9.375%02/01/09     490,625
-------------------------------------------------------
  ENTERTAINMENT & LEISURE - 2.9%
  500,000  Carmike
           Cinemas,
           Series B         9.375% 02/01/09     433,750
-------------------------------------------------------
  FINANCIAL SERVICES - 0.4%
  500,000  ContiFinancial   8.125% 04/01/08      56,250
-------------------------------------------------------
  FOOD RETAILERS - 4.8%
  500,000  Marsh
           Supermarkets,
           Series B         8.875% 08/01/07     460,000
  250,000  Stater Brothers
            Holdings        10.75% 08/15/06     253,125
-------------------------------------------------------
                                                713,125
-------------------------------------------------------
  FOREST PRODUCTS & PAPER - 8.9%
  500,000  Delta Mills,
           Series B         9.625% 09/01/07     350,000
  500,000  Republic Group    9.50% 07/15/08     470,000
  500,000  Tembec Finance,
           Yankee Dollar    9.875% 09/30/05     518,750
-------------------------------------------------------
                                              1,338,750
-------------------------------------------------------

  Principal               Interest Maturity      Value
   Amount                    Rate    Date       (Note 1)

  HEALTH CARE PROVIDERS - 8.3%
$ 200,000  Columbia/HCA
           Healthcare        7.00% 07/01/07 $   176,539
  500,000  Genesis Health
           Ventures          9.25% 10/01/06     205,000
  500,000  LifePoint
           Hospitals
           Holdings,
           Series B         10.75% 05/15/09     517,500
  500,000  Omnicare,
           Convertible       5.00% 12/01/07     335,000
-------------------------------------------------------
                                              1,234,039
-------------------------------------------------------
  HOUSING - 3.0%
  500,000  Champion
           Enterprises,
           144A             7.625% 05/15/09     448,890
-------------------------------------------------------
  INSURANCE - 2.8%
  500,000  Willis Corroon    9.00% 02/01/09     416,250
-------------------------------------------------------
  MEDIA - BROADCASTING & PUBLISHING - 9.9%
  500,000  American Lawyer
           Media, Series B   9.75% 12/15/07     485,000
  500,000  Chancellor
           Media             9.00% 10/01/08     520,000
  500,000  Susquehanna
           Media             8.50% 05/15/09     486,875
-------------------------------------------------------
                                              1,491,875
-------------------------------------------------------
  METALS - 6.2%
  500,000  Algoma Steel    12.375% 07/15/05     470,000
  500,000  LTV Corporation
           (The)             8.20% 09/15/07     450,000
-------------------------------------------------------
                                                920,000
-------------------------------------------------------
  OIL & GAS - 6.9%
  500,000  HS Resources      9.25% 11/15/06     495,000
  500,000  RBF Finance      11.00% 03/15/06     532,499
-------------------------------------------------------
                                              1,027,499
-------------------------------------------------------
  RESTAURANTS - 2.5%
  500,000  Advantica
           Restaurant
           Group            11.25% 01/15/08     370,000
-------------------------------------------------------
  TELEPHONE SYSTEMS - 2.5%
  500,000  Paging
           Network          8.875% 02/01/06     145,000
  250,000  Sprint Capital   6.875% 11/15/28     222,393
-------------------------------------------------------
                                                367,393
-------------------------------------------------------
  TRANSPORTATION - 3.2%
  500,000  American
           Commercial
           Lines, Series B  10.25% 06/30/08     480,000
-------------------------------------------------------
TOTAL CORPORATE BONDS
(COST $16,105,045)                          $14,257,511
-------------------------------------------------------
TOTAL INVESTMENTS AT VALUE - 95.6%
(COST $16,105,045)(A)                       $14,257,511
CASH AND OTHER ASSETS
NET OF LIABILITIES - 4.4%                       658,421
-------------------------------------------------------
NET ASSETS - 100.0%                         $14,915,932
-------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

22



  TOUCHSTONE HIGH YIELD FUND


Schedule of Investments continued




Notes to the Schedule of Investments:
(a) The aggregate identified cost for federal income tax purposes is $16,105,045 resulting in gross unrealized appreciation and depreciation of $70,047 and $1,917,580, respectively, and net unrealized depreciation of $1,847,533.
(b)  Step coupon bond, zero coupon until 03/12/2003, 10.00% thereafter.




144A - Security exempt from registration under Rule 144A of Securities Act of
       1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1999, these securities were valued at $896,390 or 6.0% of net assets.
Yankee Dollar - U.S. dollar denominated bonds issued by non-U.S. companies in the U.S.


The accompanying notes are an integral part of the financial statements.

23



  TOUCHSTONE VALUE PLUS FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

Touchstone Value Plus Fund

Fort Washington Investment Advisors, the manager of the Touchstone Value Plus Fund, states that they have been in the top quartile of the large value equity manager universe for 1999. The Fund's return of 15.0% exceeded the 12.0% return of its benchmark, the S&P/Barra Value Index.

The U.S. stock market finished 1999 with a flourish to record another big year. Despite the protestations of countless naysayers, stocks recorded their fifth straight year of twenty plus percent returns, as measured by the S&P 500 Index. Yet once again this performance was concentrated in a relative handful of large capitalization, mostly technology stocks. The market's "underbelly" is very soft; since April of 1998, 70% of the roughly 6,000 U.S. common stocks are down in price. In fact, over one half of the stocks in the S&P 500 Index had a negative absolute return for 1999.

The best performing sectors in the portfolio for the last quarter were Consumer Staples and Communication Services. Leading the performance in these sectors were Sysco and Frontier Corp (now Global Crossings). Other notable performers in the quarter were Nortel Networks and Amgen. Consumer Cyclicals was the worst performing sector with Stewart Enterprises showing the worst underperformance.




GROWTH OF A $10,000 INVESTMENT



Average Annual Total Return
One Year Ended      12/31/99       15.0%
Since Inception     05/01/98       10.1%

Cumulative Total Return
Since Inception     05/01/98       17.4%



              Touchstone                                          Wilshire Large
             Value Plus         S&P 500         S&P/Barra Value     Cap Value
                Fund         (Major Index)      (Minor Index)    (Minor Index 2)

5/98              10000            10000              10000           10000
6/99              9840             10227              9934            9968
9/98              8810             9210               8651            8853
12/98             10211            11171              10159           10075
3/99              10542            11729              10449           10073
6/99              11344            12556              11577           10862
9/99              10321            11771              10509           9771
12/99             11744            13523              11379           10433





Past performance is not indicative of future performance.



Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce total return figures for all periods.

24

  TOUCHSTONE VALUE PLUS FUND

SCHEDULE OF INVESTMENTS
                                                               December 31, 1999


                                                Value
   Shares                                      (Note 1)

COMMON STOCKS - 98.2%
  ADVERTISING - 2.3%
    2,900  Interpublic Group of
           Companies (The)                  $   167,294
--------------------------------------------------------
  AEROSPACE & DEFENSE - 2.1%
    2,600  Honeywell International              149,988
--------------------------------------------------------
  AUTOMOTIVE - 1.9%
    3,150  Magna International, Class A         133,481
--------------------------------------------------------
  BANKING - 3.2%
    2,757  Bank One                              88,396
    1,000  Chase Manhattan                       77,688
    3,850  North Fork Bancorporation             67,375
--------------------------------------------------------
                                                 233,459
--------------------------------------------------------
  BEVERAGES, FOOD & TOBACCO - 3.8%
    3,150  McCormick & Company                   93,713
    5,075  Pepsico                              178,894
--------------------------------------------------------
                                                 272,607
--------------------------------------------------------
  COMMUNICATIONS - 3.0%
    2,150  Nortel Networks                      217,150
--------------------------------------------------------
  COMPUTER SOFTWARE & PROCESSING - 8.1%
    6,900  Ceridian*                            148,781
    2,200  Computer Associates International    153,863
    5,570  Compuware*                           207,483
    1,500  First Data                            73,969
--------------------------------------------------------
                                                584,096
--------------------------------------------------------
  COMPUTERS & INFORMATION - 9.6%
    1,550  Hewlett-Packard                      176,603
    1,550  International Business Machines      167,400
    2,250  Lexmark International Group,
           Class A*                             203,625
    1,800  Sun Microsystems*                    139,388
--------------------------------------------------------
                                                687,016
--------------------------------------------------------
  ELECTRIC UTILITIES - 1.4%
    3,175  CMS Energy                            99,020
--------------------------------------------------------
  ELECTRICAL EQUIPMENT - 0.5%
    1,225  Thomas & Betts                        39,047
--------------------------------------------------------
  ELECTRONICS - 2.4%
    2,050  Intel                                168,741
--------------------------------------------------------
  FINANCIAL SERVICES - 7.1%
    3,162  Citigroup                            175,689
    1,350  Federal Home Loan Mortgage
           Corporation                           63,534
    2,675  Federal National Mortgage
           Association                          167,020
    2,400  SLM Holding                          101,400
--------------------------------------------------------
                                                 507,643
--------------------------------------------------------
  FOOD RETAILERS - 1.5%
    3,277  Albertson's                          105,683
--------------------------------------------------------
  FOREST PRODUCTS & PAPER - 5.2%
    3,375  Kimberly-Clark                       220,214
    3,575  Mead                                 155,289
--------------------------------------------------------
                                                 375,503
--------------------------------------------------------
  HEALTH CARE PROVIDERS - 1.3%
    5,850  Manor Care*                           93,600
--------------------------------------------------------
  HEAVY MACHINERY - 3.2%
      850  Applied Materials*                   107,684


                                                Value
   Shares                                      (Note 1)

  HEAVY MACHINERY - Continued
    2,200  Ingersoll-Rand                   $   121,138
--------------------------------------------------------
                                                228,822
--------------------------------------------------------
  HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 2.1%
      975  General Electric                     150,881
--------------------------------------------------------
  INSURANCE - 5.0%
    1,175  Aetna                                 65,580
    4,700  AXA Financial                        159,213
    3,375  Reliastar Financial                  132,258
--------------------------------------------------------
                                                357,051
--------------------------------------------------------
  MEDICAL SUPPLIES - 2.2%
    1,050  Baxter International                  65,953
    3,450  Becton Dickinson & Company            92,288
--------------------------------------------------------
                                                158,241
--------------------------------------------------------
  METALS - 1.9%
    5,325  Masco                                135,122
--------------------------------------------------------
  OIL & GAS - 8.2%
    6,675  Conoco, Class A                      165,206
    1,773  Exxon Mobil                          142,837
    1,700  Schlumberger                          95,625
    3,350  Tosco                                 91,078
      329  Transocean Sedco Forex                11,087
    2,700  Williams Companies (The)              82,519
--------------------------------------------------------
                                                588,352
--------------------------------------------------------
  PHARMACEUTICALS - 7.5%
    3,425  Abbott Laboratories                  124,370
    2,650  Amgen*                               159,166
    2,800  Cardinal Health                      134,050
    1,750  Merck                                117,359
--------------------------------------------------------
                                                534,945
--------------------------------------------------------
  RETAILERS - 3.0%
    2,075  Federated Department Stores*         104,917
   10,325  Office Depot*                        112,930
--------------------------------------------------------
                                                217,847
--------------------------------------------------------
  TELEPHONE SYSTEMS - 10.5%
    2,225  Alltel                               183,980
    1,875  Bell Atlantic                        115,430
    3,128  Global Crossing*                     156,400
    2,813  MCI WorldCom*                        149,238
    2,950  SBC Communications                   143,813
--------------------------------------------------------
                                                748,861
--------------------------------------------------------
  TRANSPORTATION - 1.2%
      900  US Freightways                        43,088
    3,325  Wisconsin Central Transport*          44,680
--------------------------------------------------------
                                                 87,768
--------------------------------------------------------
TOTAL COMMON STOCKS
(COST $6,704,636)                           $ 7,042,218
--------------------------------------------------------
TOTAL INVESTMENTS AT VALUE - 98.2%
(COST $6,704,636) (A)                       $ 7,042,218
CASH AND OTHER ASSETS
NET OF LIABILITIES - 1.8%                       128,575
--------------------------------------------------------
NET ASSETS - 100.0%                         $ 7,170,793
--------------------------------------------------------

Notes to the Schedule of Investments:
  *  Non-income producing security.
(a) The aggregate identified cost for federal income tax purposes is $6,777,983 resulting in gross unrealized appreciation and depreciation of $868,950 and $604,715, respectively, and net unrealized appreciation of $264,235.

The accompanying notes are an integral part of the financial statements.

25


  TOUCHSTONE GROWTH & INCOME FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

Touchstone Growth & Income Fund

The S&P 500 Index posted an unprecedented fifth consecutive year of 20+% returns in 1999 to end a phenomenal decade of U.S. equity market performance. 1999 was similar to 1998 in that the overall market exceeded even the most opti mis tic predictions, a narrow group of technology and growth stocks domi nated market index returns, and the dispersion of returns between growth and value styles has never been greater. The Touchstone Growth & Income Fund posted a 2.4% return for 1999, compared to 21.1% for the S&P 500 Index.

Despite three interest rate hikes by the Federal Reserve and record valuations among technology stocks, the broad market posted solid returns in the first half of the year, declined sharply in the third quarter and fully recovered by year end to reach new highs. However, only a narrow group of stocks in the broad market index participated in this record setting performance.

For the second consecutive year, growth managers fully participated in this narrow market, while value managers generally remained on the sidelines. The dominance of technology and the underperformance of the finance sector led to the largest ever performance dispersion between the large cap style indices as measured by the Russell 1000 Value Index (+7.4%) and the Russell 1000 Growth Index (+33.2%). For the year, only 31% of the stocks in the S&P 500 outperformed the index and 50% of the stocks had negative returns. The Russell 1000 Value Index had similarly poor breadth, with only 35% of its stocks outperforming the index, and 50% of its stocks declining. The majority of active large cap value managers underperformed the value benchmark.

The manager of the Touchstone Growth & Income Fund, Scudder Kemper Investments, observed that the Fund's performance relative to the benchmark and their peer group suffered in the second half of the year. A number of portfolio holdings declined sharply after posting negative revenue or earnings surprises. The market, which typically is more forgiving of disappointments among low price/earnings stocks, punished these underperformers nonethe less. A handful of stocks including Xerox, Lockheed Martin, American Home Products, and First Union were the most significant detractors from perform ance for the fourth quarter and full year.

The most significant positive contributors to fourth quarter performance were telecommunication and telecommunication equipment holdings, led by Corning (the portfolio's largest position), which rallied 80% on continuing positive news coming out of its fiber and photonics businesses. Global Crossing rose 83% following its successful closure of the Frontier acquisition. Sprint received a takeover bid from Worldcom and leapt 27% in the quarter. In the cyclical arena, the portfolio benefited from its holdings in Georgia Pacific and Weyerhaeuser, which both rallied 23% on news of a tight supply/demand balance in pulp and container board. American Airlines (+21%) was the best performing of the major airlines during the quarter, announcing the spin-off of Sabre Group earlier than expected. In the technology sector, Philips Electronics posted a 30% gain, as it benefited from the tight capacity in semiconductor contract manufacturing (through its ownership of Taiwan Semiconductor). In the financial sector, the Fund was rewarded by evidence of the turn in the property and casualty insurance cycle, as Marsh & McLennan (+38%) and St. Paul (+22%) contributed most signifi cantly. Morgan Stanley Dean Witter (+58%) and Lehman Brothers (+45%) also added value, as they both posted positive surprises on the heels of strong investment banking results.

  26

  TOUCHSTONE GROWTH & INCOME FUND

As a disciplined value investor, Scudder will adhere to the value process which they have historically followed. They believe that the portfolio is positioned to ensure participation when the style shift occurs.


  GROWTH OF A $10,000 INVESTMENT

  Average Annual Total Return
  One Year Ended    12/31/99       2.4%
  Since Inception   01/01/99       2.4%

  Cumulative Total Return
  Since Inception   01/01/99       2.4%



               Touchstone     S&P 500 Composite      Wiesenberger
             Growth & Income     Total Return      Growth & Income
                  Fund           (Major Index)      (Minor Index)

  1/99            10000              10000              10000
  3/99            10105              10500              10166
  6/99            11208              11240              11045
  9/99            9895               10537              10234
  12/99           10268              12105              11264

Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts whrough which shares of the fund are sold. Inclusion of those fees would reduce total return figures for all periods.

  27

  TOUCHSTONE GROWTH & INCOME FUND

SCHEDULE OF INVESTMENTS
                                                               December 31, 1999



                                                Value
   Shares                                      (Note 1)

COMMON STOCKS - 98.6%
  AEROSPACE & DEFENSE - 2.9%
   31,700  Lockheed Martin                  $   693,438
   10,500  Northrop Grumman                     567,656
   12,800  Rockwell International               612,800
--------------------------------------------------------
                                              1,873,894
--------------------------------------------------------
  AIRLINES - 0.7%
    6,500  AMR*                                 435,500
--------------------------------------------------------
  AUTOMOTIVE - 2.0%
   13,100  Ford Motor                           700,031
   15,966  Meritor Automotive                   309,341
    6,700  Paccar                               296,894
--------------------------------------------------------
                                              1,306,266
--------------------------------------------------------
  BANKING - 9.0%
   21,600  Bank of America                    1,084,050
   17,300  Chase Manhattan                    1,343,994
   17,946  First Union                          588,853
   27,900  FleetBoston Financial                971,269
   24,300  PNC Bank                           1,081,350
   32,800  US Bancorp                           781,050
--------------------------------------------------------
                                              5,850,566
--------------------------------------------------------
  BEVERAGES, FOOD & TOBACCO - 3.5%
   16,200  Heinz (H. J.)                        644,963
   37,800  Pepsico                            1,332,450
   13,700  Philip Morris                        317,669
--------------------------------------------------------
                                              2,295,082
--------------------------------------------------------
  CHEMICALS - 1.4%
   11,600  Air Products & Chemicals             389,325
        1  Du Pont (E.I.) De Nemours                 66
   41,700  Lyondell Petro Chemical              531,675
--------------------------------------------------------
                                                921,066
--------------------------------------------------------
  COMMERCIAL SERVICES - 1.6%
   31,000  Unicom                             1,038,500
--------------------------------------------------------
  COMPUTER SOFTWARE & PROCESSING - 3.5%
   16,100  Cadence Design Systems*              386,400
   26,900  Computer Associates International  1,881,319
--------------------------------------------------------
                                              2,267,719
--------------------------------------------------------
  COSMETICS & PERSONAL CARE - 1.0%
    9,900  Colgate-Palmolive                    643,500
--------------------------------------------------------
  ELECTRIC UTILITIES - 1.2%
   11,200  Cinergy                              270,200
   18,532  ScottishPower, ADR                   518,896
--------------------------------------------------------
                                                789,096
--------------------------------------------------------
  ELECTRICAL EQUIPMENT - 1.0%
   10,900  Emerson Electric                     625,388
--------------------------------------------------------
  ELECTRONICS - 2.6%
   12,400  Koninklijke (Royal) Philips
           Electronics (NY Reg.)              1,674,000
--------------------------------------------------------
  FINANCIAL SERVICES - 9.2%
   32,200  Citigroup                          1,789,113
   17,900  Federal National Mortgage
           Association                        1,117,631
    5,000  J.P. Morgan                          633,125
   10,200  Lehman Brothers Holdings             863,813
    6,400  Morgan Stanley Dean Witter           913,600
   16,000  SLM Holding                          676,000
--------------------------------------------------------
                                              5,993,282
--------------------------------------------------------


                                                Value
   Shares                                      (Note 1)

  FOOD RETAILERS - 0.8%
   15,326  Albertson's                      $   494,264
--------------------------------------------------------
  FOREST PRODUCTS & PAPER - 2.2%
    8,900  Georgia-Pacific                      451,675
   13,200  Weyerhaeuser                         947,925
--------------------------------------------------------
                                              1,399,600
--------------------------------------------------------
  HEAVY MACHINERY - 1.8%
   22,100  Parker Hannifin                    1,134,006
--------------------------------------------------------
  HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 1.6%
    6,800  General Electric                   1,052,300
--------------------------------------------------------
  HOUSEHOLD PRODUCTS - 5.5%
   27,500  Corning                            3,545,776
--------------------------------------------------------
  INSURANCE - 8.0%
   36,900  Allstate Corporation (The)           885,600
   33,600  Lincoln National                   1,344,000
   10,700  Marsh & McLennan Companies         1,023,856
   26,300  St. Paul Companies (The)             885,981
   20,031  XL Capital, Class A                1,039,108
--------------------------------------------------------
                                              5,178,545
--------------------------------------------------------
  MEDIA - BROADCASTING & PUBLISHING - 1.7%
   17,700  McGraw-Hill Companies (The)        1,090,763
--------------------------------------------------------
  METALS - 0.8%
   17,450  Allegheny Technologies               391,534
   18,300  Oregon Steel Mills                   145,256
--------------------------------------------------------
                                                536,790
--------------------------------------------------------
  OIL & GAS - 11.4%
   18,100  Burlington Resources                 598,431
   22,200  Conoco, Class A                      549,450
   22,479  Conoco, Class B                      559,165
   32,821  Exxon Mobil                        2,644,142
   12,200  Royal Dutch Petroleum                737,338
   17,300  Texaco                               939,606
   13,044  Total Fina S.A., ADR                 903,297
   14,100  Williams Companies (The)             430,931
--------------------------------------------------------
                                              7,362,360
--------------------------------------------------------
  PHARMACEUTICALS - 3.8%
   31,900  American Home Products             1,258,056
    8,600  Bristol-Myers Squibb                 552,013
   11,700  Glaxo Wellcome, ADR                  653,738
--------------------------------------------------------
                                              2,463,807
--------------------------------------------------------
  RETAILERS - 1.2%
   11,000  Dayton Hudson                        807,813
--------------------------------------------------------
  TELEPHONE SYSTEMS - 17.2%
   13,100  Alltel                             1,083,206
   29,600  AT&T                               1,502,200
   37,800  Bell Atlantic                      2,327,063
   40,400  Bellsouth                          1,891,225
   10,045  Global Crossing*                     502,250
   13,700  GTE                                  966,706
   38,602  SBC Communications                 1,881,848
   15,500  Sprint                             1,043,344
--------------------------------------------------------
                                             11,197,842
--------------------------------------------------------
  TRANSPORTATION - 3.0%
   22,400  Canadian National Railway            589,400
   30,500  CSX                                  956,938
   18,800  Norfolk Southern                     385,400
--------------------------------------------------------
                                              1,931,738
--------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

28



  TOUCHSTONE GROWTH & INCOME FUND


Schedule of Investments continued

                                                Value
Shares                                        (Note 1)

COMMON STOCKS - Continued
TOTAL COMMON STOCKS
(COST $62,024,769)                          $63,909,463
--------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS - 0.6%
  CHEMICALS - 0.6%
   11,400  Monsanto, ACES                   $   377,625
--------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
(COST $471,268)                             $   377,625
--------------------------------------------------------


                                                 Value
   Shares                                      (Note 1)

TOTAL INVESTMENTS AT VALUE - 99.2%
(COST $62,496,037) (A)                      $64,287,088
CASH AND OTHER ASSETS
NET OF LIABILITIES - 0.8%                       492,194
--------------------------------------------------------
NET ASSETS - 100.0%                         $64,779,282
--------------------------------------------------------

Notes to the Schedule of Investments:
  *  Non-income producing security.
(a) The aggregate identified cost for federal income tax purposes is $62,525,563 resulting in gross unrealized appreciation and depreciation of $9,388,453 and $7,626,928, respectively, and net unrealized appreciation of $1,761,525
ACES - Adjustable Conversion-Rate Equity Security
ADR - American Depository Receipt

The accompanying notes are an integral part of the financial statements.

29

  TOUCHSTONE ENHANCED 30 FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

Touchstone Enhanced 30 Fund

At the end of 1999, significant transaction activity contributed to the Touchstone Enhanced 30 Fund slightly lagging the market. As of December 31, 1999, the Enhanced 30 had a total return of 6.0%, compared to the 6.6% return on the Dow.

The Touchstone Enhanced 30 is designed to track and/or change with its benchmark, the Dow Jones Industrial Average. This Fund is always invested in 30 large names, of which 20 must be in the Dow. That gives the opportunity to enhance the Fund by replacing slower growing companies with more rapid movers.

The Enhanced 30 currently has seven substitutions for more mature Dow names, which offer expectancy of faster earnings growth than the stocks replaced, without impairing portfolio quality. These substitutions include Cisco Systems, Bank of America, Pfizer, Abbott Laboratories, MCI Worldcom, Intel Corporation, and Lucent Technologies. The stocks replaced include Alcoa, AT&T, Eastman Kodak, General Motors, International Paper and Philip Morris.



  GROWTH OF A $10,000 INVESTMENT

  Average Annual Total Return

  One Year Ended    12/31/99       N/A
  Since Inception   05/01/99       N/A

  Cumulative Total Return
  Since Inception   05/01/99       6.0%



              Touchstone             Dow Jones
               Enhanced          Industrial Average
                30 Fund            (Major Index)

  5/99            10000                 10000
  6/99            10160                 10169
  9/99             9600                  9581
  12/99           10599                 10656


Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts whrough which shares of the fund are sold. Inclusion of those fees would reduce total return figures for all periods.

  30

  TOUCHSTONE ENHANCED 30 FUND

SCHEDULE OF INVESTMENTS
                                                               December 31, 1999



                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - 98.4%
  AEROSPACE & DEFENSE - 5.4%
    8,900  Boeing                           $   369,906
    6,200  Honeywell International              357,663
--------------------------------------------------------
                                                727,569
--------------------------------------------------------
  BANKING - 6.3%
    2,900  American Express                     482,125
    7,300  Bank of America                      366,369
--------------------------------------------------------
                                                848,494
--------------------------------------------------------
  BEVERAGES, FOOD & TOBACCO - 6.2%
    7,700  Coca-Cola                            448,525
    9,700  McDonald's                           391,031
--------------------------------------------------------
                                                839,556
--------------------------------------------------------
  BUILDING MATERIALS - 3.6%
    7,200  Home Depot                           493,650
--------------------------------------------------------
  CHEMICALS - 3.2%
    6,500  Du Pont (E.I.) de Nemours            428,188
--------------------------------------------------------
  COMMUNICATIONS - 3.7%
    6,700  Lucent Technologies                  501,244
--------------------------------------------------------
  COMPUTER SOFTWARE & PROCESSING - 4.0%
    4,600  Microsoft*                           537,050
--------------------------------------------------------
  COMPUTERS & INFORMATION - 13.4%
    6,500  Cisco Systems*                       696,309
    5,700  Hewlett-Packard                      649,444
    4,500  International Business Machines      486,000
--------------------------------------------------------
                                              1,831,753
--------------------------------------------------------
  COSMETICS & PERSONAL CARE - 3.2%
    4,000  Proctor & Gamble                     438,250
--------------------------------------------------------
  ELECTRONICS - 3.6%
    5,900  Intel                                485,644
--------------------------------------------------------
  ENTERTAINMENT & LEISURE - 3.2%
   14,700  Walt Disney Company (The)            429,975
--------------------------------------------------------
  FINANCIAL SERVICES - 7.0%
    9,500  Citigroup                            527,844
    3,300  J.P. Morgan                          417,863
--------------------------------------------------------
                                                945,707
--------------------------------------------------------


                                                 Value
   Shares                                      (Note 1)

  HEAVY MACHINERY - 5.5%
    6,600  Caterpillar                      $   310,613
    6,600  United Technologies                  429,000
--------------------------------------------------------
                                                739,613
--------------------------------------------------------
  HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 4.1%
    3,600  General Electric                     557,100
--------------------------------------------------------
  INDUSTRIAL - DIVERSIFIED - 2.9%
    4,000  Minnesota Mining
           & Manufacturing (3M)                 391,500
--------------------------------------------------------
  MEDICAL SUPPLIES - 2.7%
    3,900  Johnson & Johnson                    363,188
--------------------------------------------------------
  OIL & GAS - 3.1%
    5,148  Exxon Mobil                          414,736
--------------------------------------------------------
  PHARMACEUTICALS - 8.5%
    9,400  Abbott Laboratories                  341,338
    6,000  Merck                                402,375
   12,700  Pfizer                               411,956
--------------------------------------------------------
                                              1,155,669
--------------------------------------------------------
  RETAILERS - 4.2%
    8,200  Wal-Mart Stores                      566,825
--------------------------------------------------------
  TELEPHONE SYSTEMS - 4.6%
    4,950  MCI WorldCom*                        262,659
    7,400  SBC Communications                   360,750
--------------------------------------------------------
                                                623,409
--------------------------------------------------------
TOTAL COMMON STOCKS
(COST $12,240,619)                          $13,319,120
--------------------------------------------------------
TOTAL INVESTMENTS AT VALUE - 98.4%
(COST $12,240,619) (A)                      $13,319,120
CASH AND OTHER ASSETS
NET OF LIABILITIES - 1.6%                       212,984
--------------------------------------------------------
NET ASSETS - 100.0%                         $13,532,104
--------------------------------------------------------

Notes to the Schedule of Investments:
  *  Non-income producing security.
(a) The aggregate identified cost for federal income tax purposes is $12,240,619, resulting in gross unrealized appreciation and depreciation of $1,673,127 and $594,626, respectively, and net unrealized appreciation of $1,078,501.

The accompanying notes are an integral part of the financial statements.

31


  TOUCHSTONE BALANCED FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

Touchstone Balanced Fund

The U.S. stock market continued its strong performance in 1999, completing five consecutive years of sharply rising prices. Meanwhile, it was a rough year for bonds and, by some measures, it was the worst year ever. At year end, bonds and fixed income securities represented 40% of the Balanced Fund's assets. The Touchstone Balanced Fund had a return of 9.6% for 1999. Its benchmark, the Lehman Brothers Aggregate Index, had a return of (0.8)%.

The U.S. economy remains strong and there are indications of excessive optimism in the stock market. The three rate increases implemented by the Federal Reserve since June 1999 have been taken in stride, and even welcomed, by the stock market. The stock market was characterized throughout 1999 -- and especially in the fourth quarter -- by two extremely contradictory trends: the rapid escalation of many technology stocks and the only modest gains or even price declines for stocks across most other industry sectors. Many technology stocks did not generate any earnings, yet increased dramatically, driven by the prospect of continued rapid growth for e-commerce and the Internet. On the other hand, many "bricks and mortar" stocks with solid earnings and favorable business prospects declined in price.

The manager of the Touchstone Balanced Fund, OpCap Advisors, observed that as technology stocks soared, many non-tech issues were left behind. A full one-third of NYSE stocks declined 20% or more in 1999. Even stocks of traditional companies with excellent competitive positions and strong earnings growth tended to fare poorly in this technology-focused market environment. Perform ance disparities among industry sectors and types of stocks are hardly new. Nonetheless, few such disparities have been as dramatic as that which occurred during 1999 between the technology stocks and the rest of the market.

OpCap remained focused on generating excellent long-term results with below-market risk by investing in companies with superior fundamentals and inex pensive valuations. At year end, common stocks represented 55% of the Fund's net assets.

Among the Fund's equity holdings, Oak Industries, a leading manufacturer of cable TV and telecommunications infrastructure products, was a top contribu tor to performance. In November, Corning agreed to acquire Oak for approxi mately $75 per share, a 51% premium to market, confirming OpCap's assessment of the inherent worth of Oak's valuable franchises. Another major contributor to performance was Molex, the second largest electronics connector manufac turer in the world. The company's stock appreciated significantly during the last few months of the year, reflecting the recovery of Asian markets and the company's strong position in cell phone components. Emmis, a major broadcasting company focused on large media markets, continues to be rewarded by the market for strong performance in radio and television.

The five largest equity holdings at December 31, 1999 were AMFM, representing 3.0% of net assets; Computer Associates International, representing 1.8% of net assets; Federal Home Loan Mortgage Corporation, representing 1.7% of the Fund's net assets; Wells Fargo, representing 1.6% of net assets; and Sprint, representing 1.5% of net assets.

In addition to its holdings of common stocks, bonds, and fixed income securities, the Fund was invested in cash and cash equivalents. The fixed income portion of the portfolio lagged along with the bond market at large.

32

  TOUCHSTONE BALANCED FUND

  GROWTH OF A $10,000 INVESTMENT

  Average Annual Total Return

  One Year Ended    12/31/99       9.6%
  Five Years Ended  12/31/99       14.8%
  Since Inception   11/21/94       14.8%

  Cumulative Total Return
  Since Inception   11/21/94       102.8%





  WIESENBERGER:  BALANCED - DOMESTIC - VARIABLE ANNUITY (MINOR INDEX)

                                                         Blend:    Wiesenberger:
                                                      60% S&P 500-    Balanced
                          S&P 500         Lehman       40% Lehman    -Domestic-
            Touchstone   Composite       Brothers       Brothers      Variable
             Balanced   Total Return  Aggregate Bond    Aggregate     Annuity
               Fund    (Major Index) (Major Index 2) (Minor Index) (Minor Index)

  11/94        10000          10000          10000          10000          10000
  12/94        10170          10148          10069          10101          10072
  3/95         10780          11136          10577          10851          10575
  6/95         11842          12200          11221          11688          11266
  9/95         12576          13169          11442          12290          11847
  12/95        12668          13962          11929          12898          12275
  3/96         13109          14711          11718          13174          12517
  6/96         13276          15371          11784          13512          12735
  9/96         13737          15846          12002          13820          13013
  12/96        14793          17167          12362          14632          13623
  3/97         14701          17628          12293          14800          13535
  6/97         16183          20705          12745          16500          14924
  9/97         17206          22256          13168          17425          15896
  12/97        17546          22895          13556          17894          16023
  3/98         18750          26089          13767          19445          17273
  6/98         18851          26950          14088          19971          17612
  9/98         17127          24269          14684          19095          16428
  12/98        18500          29437          14733          21455          18516
  3/99         18646          30908          14658          22009          18880
  6/99         19799          33087          14529          22816          19599
  9/99         18924          31019          14629          21973          18798
  12/99        20279          35635          14611          23847          20306


Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts whrough which shares of the fund are sold. Inclusion of those fees would reduce total return figures for all periods.

  33

  TOUCHSTONE BALANCED FUND

SCHEDULE OF INVESTMENTS
                                                               December 31, 1999

                                                 Value
Shares                                         (Note 1)

COMMON STOCKS - 56.1%
  ADVERTISING - 2.7%
    4,000  Lamar Advertising*               $   242,250
    4,800  WPP Group                            399,000
    5,100  Young & Rubicam                      360,825
--------------------------------------------------------
                                              1,002,075
--------------------------------------------------------
  AEROSPACE & DEFENSE - 0.9%
    8,000  Boeing                               332,500
--------------------------------------------------------
  AIRLINES - 1.3%
    7,200  AMR*                                 482,400
--------------------------------------------------------
  BANKING - 4.3%
    3,100  Chase Manhattan                      240,831
    9,948  FleetBoston Financial                346,315
   11,000  Household International              409,750
   14,300  Wells Fargo                          578,256
--------------------------------------------------------
                                              1,575,152
--------------------------------------------------------
  BEVERAGES, FOOD & TOBACCO - 2.2%
   11,216  Diageo, ADR                          358,912
   11,400  McDonald's                           459,563
--------------------------------------------------------
                                                818,475
--------------------------------------------------------
  BUILDING MATERIALS - 0.1%
    5,778  Huttig Building Products*             28,528
--------------------------------------------------------
  CHEMICALS - 2.2%
    7,500  Du Pont (E.I.) De Nemours            494,063
    8,900  Monsanto                             317,063
--------------------------------------------------------
                                                811,126
--------------------------------------------------------
  COMMERCIAL SERVICES - 1.4%
    5,000  PerkinElmer                          208,438
   17,300  Waste Management                     297,344
--------------------------------------------------------
                                                505,782
--------------------------------------------------------
  COMPUTER SOFTWARE & PROCESSING - 1.8%
    9,600  Computer Associates International    671,400
--------------------------------------------------------
  COMPUTERS & INFORMATION - 0.8%
   11,100  Compaq Computer                      300,394
--------------------------------------------------------
  CONTAINERS & PACKAGING - 0.4%
   12,000  American National Can Group          156,000
--------------------------------------------------------
  COSMETICS & PERSONAL CARE - 0.8%
    9,000  Avon Products                        297,000
--------------------------------------------------------
  ELECTRICAL EQUIPMENT - 1.3%
    8,000  Emerson Electric                     459,000
--------------------------------------------------------
  ELECTRONICS - 2.5%
   10,000  Arrow Electronics*                   253,750
    6,500  Avnet                                393,250
    4,700  Molex                                266,431
--------------------------------------------------------
                                                913,431
--------------------------------------------------------
  FINANCIAL SERVICES - 3.8%
    9,000  Citigroup                            500,063
    9,800  Countrywide Credit                   247,450
   13,600  Federal Home Loan Mortgage
           Corporation                          640,050
--------------------------------------------------------
                                              1,387,563
--------------------------------------------------------
  FOOD RETAILERS - 1.1%
   21,000  Kroger Company (The)*                396,375
--------------------------------------------------------
  HEAVY MACHINERY - 4.2%
   10,000  Applied Power, Class A               367,500
    7,000  Caterpillar                          329,438



                                                  Value
   Shares                                       (Note 1)

  HEAVY MACHINERY - Continued
    6,000  Dover                            $   272,250
    8,500  Parker Hannifin                      436,156
    3,000  W.W. Grainger                        143,438
--------------------------------------------------------
                                              1,548,782
--------------------------------------------------------
  INDUSTRIAL - DIVERSIFIED - 2.4%
   10,000  Carlisle Companies                   360,000
    5,500  Minnesota Mining
           & Manufacturing (3M)                 538,313
--------------------------------------------------------
                                                898,313
--------------------------------------------------------
  INSURANCE - 4.2%
    7,200  AFLAC                                339,750
    8,729  Conseco                              156,031
    9,000  Everest Reinsurance Holdings         200,813
    7,000  PartnerRe                            227,063
    9,000  Protective Life                      286,313
    6,600  XL Capital, Class A                  342,375
--------------------------------------------------------
                                              1,552,345
--------------------------------------------------------
  LODGING - 1.1%
  193,200  Homestead Village*                   410,550
--------------------------------------------------------
  MEDIA - BROADCASTING & PUBLISHING - 4.0%
   14,100  AMFM*                              1,103,314
    3,000  Emmis Communications, Class A*       373,922
--------------------------------------------------------
                                              1,477,236
--------------------------------------------------------
  METALS - 1.6%
    3,900  Alcoa                                323,700
   13,000  Crane                                258,375
--------------------------------------------------------
                                                582,075
--------------------------------------------------------
  OIL & GAS - 0.9%
    9,400  Anadarko Petroleum                   320,775
--------------------------------------------------------
  PHARMACEUTICALS - 2.2%
    8,800  American Home Products               347,050
    6,200  Teva Pharmaceutical Industries, ADR  444,463
--------------------------------------------------------
                                                791,513
--------------------------------------------------------
  REAL ESTATE - 0.9%
   17,500  Prologis Trust, REIT                 336,875
--------------------------------------------------------
  RESTAURANTS - 0.4%
   10,000  Bob Evans Farms                      154,375
--------------------------------------------------------
  RETAILERS - 1.3%
    6,000  CVS                                  239,625
    7,000  May Department Stores                225,750
--------------------------------------------------------
                                                465,375
--------------------------------------------------------
  TELEPHONE SYSTEMS - 3.3%
    4,500  Bell Atlantic                        277,031
    7,500  MCI WorldCom*                        397,969
    8,000  Sprint                               538,500
--------------------------------------------------------
                                              1,213,500
--------------------------------------------------------
  TRANSPORTATION - 2.0%
   12,500  Air Express International            403,906
    6,600  Sabre Group Holdings*                338,250
--------------------------------------------------------
                                                742,156
--------------------------------------------------------
TOTAL COMMON STOCKS
(COST $20,186,733)                          $20,631,071
--------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

34


  TOUCHSTONE BALANCED FUND


Schedule of Investments continued

                                                  Value
 Shares                                         (Note 1)

PREFERRED STOCK - 0.9%
  ENTERTAINMENT & LEISURE - 0.9%
   10,200  News Corporation Limited
           (The), ADR                       $   341,063
--------------------------------------------------------
TOTAL PREFERRED STOCK
(COST $250,660)                             $   341,063
--------------------------------------------------------


  Principal               Interest Maturity      Value
   Amount                    Rate   Date       (Note 1)

ASSET-BACKED SECURITIES - 2.0%
  ELECTRIC UTILITIES - 2.0%
$ 750,000  Peco Energy
           Transition Trust,
           Series 1999-A,
           Class A2          5.63% 03/01/05 $   727,823
--------------------------------------------------------
  FINANCIAL SERVICES - 0.0%
    4,111  Merrill Lynch
           Mortgage
           Investors, Series
           1991-I, Class A   7.65% 01/15/12       4,113
--------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(COST $753,735)                             $   731,936
--------------------------------------------------------
CORPORATE BONDS - 16.7%
  BANKING - 3.3%
$ 750,000  Associates
           Corporation of
           North America     5.75% 11/01/03 $   714,094
  250,000  BB&T              7.25% 06/15/07     241,972
  250,000  Chase Manhattan   7.25% 06/01/07     245,109
      691  Nykredit          6.00% 10/01/26          89
--------------------------------------------------------
                                              1,201,264
--------------------------------------------------------
  BEVERAGES, FOOD & TOBACCO - 0.4%
  160,000  Coca-Cola
           Femsa             8.95% 11/01/06     160,400
--------------------------------------------------------
  CHEMICALS - 0.3%
  100,000  Belo             6.875% 06/01/02      98,505
--------------------------------------------------------
  COMPUTER SOFTWARE & PROCESSING - 1.0%
  400,000  Computer
           Associates
           International    6.375% 04/15/05     372,143
--------------------------------------------------------
  ELECTRIC UTILITIES - 3.9%
  215,000  Financiera
           Energy           9.375% 06/15/06     181,635
  750,000  Tennessee Valley
           Authority         5.00% 12/18/03     703,337
  550,000  Wisconsin
           Electric Power   6.625% 12/01/02     545,182
--------------------------------------------------------
                                              1,430,154
--------------------------------------------------------
  FINANCIAL SERVICES - 4.5%
   20,000  Access Financial  7.10% 05/15/21      19,886
  750,000  AT&T Capital      7.50% 11/15/00     753,668
  250,000  Ford Credit       5.75% 01/25/01     247,395
  500,000  GMAC             7.125% 05/01/01     500,883
  120,000  Paine Webber
           Group             7.00% 03/01/00     120,086
--------------------------------------------------------
                                              1,641,918
--------------------------------------------------------


  Principal               Interest Maturity      Value
   Amount                    Rate   Date       (Note 1)

  MEDIA - BROADCASTING & PUBLISHING - 1.3%
$ 500,000  CSC Holdings     7.625% 07/15/18 $   465,000
--------------------------------------------------------
  METALS - 0.8%
  300,000  AK Steel         9.125% 12/15/06     305,250
--------------------------------------------------------
  MULTIPLE UTILITIES - 0.8%
  300,000  New Brunswick    7.125% 10/01/02     301,014
--------------------------------------------------------
  OIL & GAS - 0.4%
  150,000  Petroleos
           Mexicanos         8.85% 09/15/07     143,625
--------------------------------------------------------
TOTAL CORPORATE BONDS (COST $6,377,189)     $ 6,119,273
--------------------------------------------------------
MORTGAGE-BACKED SECURITIES - 11.5%
$  35,000  Federal National
           Mortgage
           Association       6.15% 10/25/07 $    34,514
  500,000  Federal National
           Mortgage
           Association       6.00% 05/15/08     467,312
  750,000  Federal National
           Mortgage
           Association       6.50% 04/29/09     702,708
  633,091  Federal National
           Mortgage
           Association       6.50% 12/01/12     614,351
  695,793  Federal National
           Mortgage
           Association       6.00% 01/01/14     660,496
  500,000  Federal National
           Mortgage
           Association      6.247% 06/25/16     467,015
  564,575  Federal National
           Mortgage
           Association       6.50% 07/18/28     525,119
   40,000  General Electric
           Capital Mortgage
           Services, Series
           1993-14, Class A7 6.50% 11/25/23      34,928
   44,500  General Electric
           Capital Mortgage
           Services, Series
           1994-10,
           Class A10         6.50% 03/25/24      42,329
  665,817  Government
           National
           Mortgage
           Association       4.00% 10/20/25     601,874
   40,000  Merrill Lynch
           Mortgage
           Investors, Series
           1995-C3,
           Class A3         7.089% 12/26/25      39,333
   50,000  Prudential Home
           Mortgage
           Securities, Series
           1994-17,
           Class A6          6.25% 04/25/24      41,609
--------------------------------------------------------
TOTAL MORTGAGE-BACKED SECURITIES
(COST $4,510,271)                           $ 4,231,588
--------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

35


  TOUCHSTONE BALANCED FUND


Schedule of Investments continued

 Principal               Interest  Maturity      Value
    Amount                   Rate      Date     (Note 1)

MUNICIPAL BONDS - 0.5%
  HOUSING - 0.4%
$  40,000  Baltimore
           Community
           Development
           Financing         8.20% 08/15/07 $    41,504
   40,000  New York State
           Housing Finance
           Agency Service    7.50% 09/15/03      40,262
   50,000  Ohio Housing
           Financial Agency  7.90% 10/01/14      51,051
--------------------------------------------------------
                                                132,817
--------------------------------------------------------
  TRANSPORTATION - 0.1%
   30,000  Oklahoma City
           Airport           9.40% 11/01/10      32,908
--------------------------------------------------------
TOTAL MUNICIPAL BONDS
(COST $161,278)                             $   165,725
--------------------------------------------------------
SOVEREIGN GOVERNMENT OBLIGATIONS - 2.0%
  SOUTH AFRICA - 1.4%
ZAR 3,180,000  Republic
               of South
               Africa       13.00% 08/31/10 $   496,942
--------------------------------------------------------
  UNITED KINGDOM - 0.6%
GBP   105,000  United
               Kingdom
               Treasury      8.00% 12/07/15     226,428
--------------------------------------------------------
TOTAL SOVEREIGN GOVERNMENT
OBLIGATIONS (COST $819,277)                 $   723,370
--------------------------------------------------------


  Principal               Interest Maturity      Value
   Amount                    Rate   Date       (Note 1)

U.S. TREASURY OBLIGATIONS - 9.0%
$ 100,000  U.S. Treasury
           Note              5.75% 10/31/00 $    99,781
  550,000  U.S. Treasury
           Note             5.625% 05/15/01     545,875
  350,000  U.S. Treasury
           Note              5.75% 08/15/03     342,672
   50,000  U.S. Treasury
           Note              7.00% 07/15/06      51,219
  505,000  U.S. Treasury
           Bond              6.25% 04/30/01     505,474
  725,000  U.S. Treasury
           Bond              7.25% 08/15/22     764,422
  975,000  U.S. Treasury
           Bond              6.75% 08/15/26     979,266
--------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS
(COST $3,511,444)                           $ 3,288,709
--------------------------------------------------------
TOTAL INVESTMENTS AT VALUE - 98.7%
(COST $36,570,587)(A)                       $36,232,735
CASH AND OTHER ASSETS
NET OF LIABILITIES - 1.3%                       483,299
--------------------------------------------------------
NET ASSETS - 100.0%                         $36,716,034
--------------------------------------------------------

Notes to the Schedule of Investments:
  *  Non-income producing security.
(a) The aggregate identified cost for federal income tax purposes is $36,577,477, resulting in gross unrealized appreciation and depreciation of $3,457,291 and $3,802,033, respectively, and net unrealized depreciation of $344,742.
ADR - American Depository Receipt
REIT - Real Estate Investment Trust
GBP - Great Britain Pound
ZAR - South African Rand

The accompanying notes are an integral part of the financial statements.

36


  TOUCHSTONE BOND FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

Touchstone Bond Fund

The bond market ended its final quarter of the century on a down note, generat ing a negative return in December and locking in an equally poor return for the quarter. The Federal Reserve induced sell-off continued and produced only the second negative total return for bonds in a year since 1975. There are few places to hide in the fixed income market when the Federal Reserve begins to tighten the money supply. The benchmark for the Bond Fund, the Lehman Brothers Aggregate Index, had a (0.8)% return in 1999. The Bond Fund return for the same period was (1.9)%.

This environment wasn't conducive to an outstanding bond portfolio performance. While the Touchstone Bond Fund is structured to produce above market income as a defensive measure, lower prices have offset this tactic causing returns to closely track the index. Performance for the account gross of fees for the fourth quarter and the year were -0.21% and -0.97% versus -0.12% and -0.83% for the Lehman Brothers Aggregate Index.

Fixed income has not been the investment asset of choice for the past several years when compared to the stellar returns in the equity market. The manager of the Touchstone Bond Fund, Fort Washington Investment Advisors, believes that there could continue to be rough sledding in the bond market.



GROWTH OF A $10,000 INVESTMENT



Average Annual Total Return
One Year Ended      12/31/99       (1.3%)
Since Inception     01/01/99       (1.3%)

Cumulative Total Return
Since Inception     01/01/99       (1.3%)



                                        Wiesenberger:
                            Lehman       Corporate -
                            Brothers      Investment
            Touchstone   Aggregate Bond      Grade
             Bond Fund    (Major Index)  (Minor Index)

1/99           10000          10000          10000
3/99           9951           9949           9940
6/99           9862           9861           9803
9/99           9921           9929           9847
12/99          9881           9917           9830


Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce total return figures for all periods.

37


  TOUCHSTONE BOND FUND

SCHEDULE OF INVESTMENTS
                                                               December 31, 1999

 Principal               Interest  Maturity      Value
    Amount                   Rate      Date     (Note 1)

AGENCY FOR INTERNATIONAL DEVELOPMENT BONDS - 1.9%
  CENTRAL AMERICA - 1.2%
$ 120,000  Central America
           International
           Development,
           Series F+        10.00% 12/01/11 $   132,586
  120,000  Central America
           International
           Development,
           Series G+        10.00% 12/01/11     132,586
  120,000  Central America
           International
           Development,
           Series H+        10.00% 12/01/11     132,586
--------------------------------------------------------
                                                397,758
--------------------------------------------------------
  HONDURAS - 0.7%
  100,000  Republic of Honduras
           International
           Development,
           Series C+        13.00% 06/01/06     118,494
  100,000  Republic of Honduras
           International
           Development,
           Series D+        13.00% 06/01/11     133,383
--------------------------------------------------------
                                                251,877
--------------------------------------------------------
TOTAL AGENCY FOR INTERNATIONAL
DEVELOPMENT BONDS (COST $560,000)           $   649,635
--------------------------------------------------------
ASSET-BACKED SECURITIES - 8.0%
  CREDIT CARD RECEIVABLES - 1.8%
$ 650,000  Discover Card Master
           Trust, Series
           1998-6, Class A   5.85% 01/17/06 $   626,730
--------------------------------------------------------
  ELECTRIC UTILITIES - 2.7%
1,000,000  Peco Energy Transition
           Trust, Series 1999-A,
           Class A4          5.80% 03/01/07     951,730
--------------------------------------------------------
  FINANCIAL SERVICES - 3.5%
   28,690  Chase Manhattan
           Grantor Trust,
           Series 1996-A,
           Class A           5.20% 02/15/02      28,595
  900,000  Chemical Credit
           Card Master Trust,
           Series 1996-2,
           Class A           5.98% 09/15/08     855,405
   72,833  Navistar Financial
           Corp. Owner Trust,
           Series 1996-A,
           Class A2          6.35% 11/15/02      72,795
  246,067  World Omni
           Auto Lease,
           Series 1997-B,
           Class A3          6.18% 11/25/03     246,007
--------------------------------------------------------
                                              1,202,802
--------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(COST $2,840,733)                           $ 2,781,262
--------------------------------------------------------


  Principal               Interest Maturity      Value
   Amount                    Rate   Date       (Note 1)

CORPORATE BONDS - 50.7%
  AIRLINES - 4.1%
$1,500,000 Delta Air Lines,
           Series C          6.65% 03/15/04 $ 1,432,586
--------------------------------------------------------
  BANKING - 5.3%
1,000,000  American
           Express           6.75% 06/23/04     982,550
  500,000  Credit Suisse
           First Boston -
           London            7.90% 05/01/07     475,729
  350,000  First Union       6.55% 10/15/35     332,532
   49,276  Mercantile Safe
           Deposit+        12.125% 01/02/01      49,399
--------------------------------------------------------
                                              1,840,210
--------------------------------------------------------
  BEVERAGES, FOOD & TOBACCO - 2.5%
1,000,000  Pepsi Bottling, 144A
                            5.625% 02/17/09     882,956
--------------------------------------------------------
  CHEMICALS - 2.8%
1,000,000 Du Pont (E.I.)
          De Nemours        6.875% 10/15/09     967,203
--------------------------------------------------------
  COMMUNICATIONS - 1.4%
  500,000  Harris
           Corporation       6.65% 08/01/06     497,730
--------------------------------------------------------
  ELECTRIC UTILITIES - 8.2%
1,000,000  Consumers
           Energy,
           Series B          6.50% 06/15/18     930,469
1,000,000  PSE&G Capital     6.74% 10/23/01     988,668
1,000,000  Tennessee Valley
           Authority,
           Series G         5.375% 11/13/08     891,177
--------------------------------------------------------
                                              2,810,314
--------------------------------------------------------
  ELECTRONICS - 2.7%
1,000,000  Raytheon          5.70% 11/01/03     938,371
--------------------------------------------------------
  FINANCIAL SERVICES - 5.1%
  750,000  Ford Credit       5.75% 02/23/04     710,515
  200,000  Ford Credit       6.75% 05/15/05     194,561
1,000,000  Safeco Capital   8.072% 07/15/37     879,482
--------------------------------------------------------
                                              1,784,558
--------------------------------------------------------
  FOREST PRODUCTS & PAPER - 0.8%
  250,000  Georgia-Pacific   9.50% 05/15/22     264,531
--------------------------------------------------------
  HEALTH CARE PROVIDERS - 2.3%
  850,000  Columbia/HCA
           Health            6.73% 07/15/45     791,072
--------------------------------------------------------
  HOUSEHOLD PRODUCTS - 2.0%
  750,000  Owens-Illinois    7.15% 05/15/05     696,290
--------------------------------------------------------
  HOUSING - 2.6%
1,000,000  Champion
           Enterprises,
           144A             7.625% 05/15/09     897,780
--------------------------------------------------------
  MEDIA - BROADCASTING & PUBLISHING - 2.2%
  500,000  Cox
           Communications   6.375% 06/15/00     500,493
  250,000  News America
           Holdings        10.125% 10/15/12     275,052
--------------------------------------------------------
                                                775,545
--------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

  TOUCHSTONE BOND FUND


Schedule of Investments continued

 Principal               Interest  Maturity      Value
    Amount                   Rate      Date     (Note 1)

CORPORATE BONDS - Continued
  OIL & GAS - 2.2%
$ 750,000  Husky Oil         8.90% 08/15/28 $   748,947
--------------------------------------------------------
  RETAILERS - 1.4%
  500,000  Wal-Mart Stores   5.85% 06/01/00     499,703
--------------------------------------------------------
  TELEPHONE SYSTEMS - 3.0%
1,000,000  MCI WorldCom     8.875% 01/15/06   1,044,870
--------------------------------------------------------
  TRANSPORTATION - 2.1%
  750,000  Norfolk Southern  7.35% 05/15/07     733,254
--------------------------------------------------------
TOTAL CORPORATE BONDS
(COST $18,477,454)                          $17,605,920
--------------------------------------------------------
MORTGAGE-BACKED SECURITIES - 30.2%
$ 236,999  Federal Government
           Loan Mortgage
           Corporation       7.00% 10/01/25 $   229,962
  278,684  Federal Government
           Loan Mortgage
           Corporation       7.00% 12/01/25     270,409
1,250,000  Federal National
           Mortgage
           Association       5.75% 04/15/03   1,213,630
2,937,245  Federal National
           Mortgage
           Association       6.50% 07/01/28   2,768,540
  336,014  Government
           National Mortgage
           Association       7.00% 02/15/09     335,079
    2,077  Government
           National Mortgage
           Association       7.50% 07/15/23       2,055
  325,487  Government
           National Mortgage
           Association       7.50% 12/15/25     322,096
  633,930  Government
           National Mortgage
           Association       7.50% 12/15/27     627,326
1,204,526  Government
           National Mortgage
           Association       7.00% 05/15/28   1,163,999
  442,152  Government
           National Mortgage
           Association       7.00% 07/15/28     427,276
  457,061  Government
           National Mortgage
           Association       7.00% 07/15/28     441,683
1,942,951  Government
           National Mortgage
           Association       6.50% 09/15/28   1,825,159
  920,000  Housing
           Securities        6.75% 09/25/08     833,778
--------------------------------------------------------
TOTAL MORTGAGE-BACKED SECURITIES
(COST $11,069,628)                          $10,460,992
--------------------------------------------------------


 Principal               Interest  Maturity      Value
    Amount                   Rate      Date     (Note 1)

SOVEREIGN GOVERNMENT OBLIGATIONS - 2.9%
  CANADA - 2.9%
$1,000,000 Province
           of Ontario       7.375% 01/27/03 $ 1,010,650
--------------------------------------------------------
TOTAL SOVEREIGN GOVERNMENT
OBLIGATIONS (COST $1,077,440)               $ 1,010,650
--------------------------------------------------------


                                                 Value
   Shares                                      (Note 1)

PREFERRED STOCKS - 4.1%
  ELECTRIC UTILITIES - 2.2%
    9,300  Appalachian Power, 8.25%
           Cumulative                       $   206,925
   16,800  Columbus Southern Power,
           8.375% Cumulative                    374,850
    7,500  Virginia Power Capital Trust,
           8.05% Cumulative                     162,188
--------------------------------------------------------
                                                743,963
--------------------------------------------------------
  OIL & GAS - 1.9%
   29,900  Transcanada Capital, 8.75%
           Cumulative                           674,619
--------------------------------------------------------
TOTAL PREFERRED STOCKS
(COST $1,632,493)                           $ 1,418,582
--------------------------------------------------------
TOTAL INVESTMENTS AT VALUE - 97.8%
(COST $35,657,748)(A)                       $33,927,041
CASH AND OTHER ASSETS
NET OF LIABILITIES -  2.2%                      773,213
--------------------------------------------------------
NET ASSETS - 100.0%                         $34,700,254
--------------------------------------------------------

Notes to the Schedule of Investments:
+  Restricted and Board valued security (Note 5).
(a) The aggregate identified cost for federal income tax purposes is $35,657,748 resulting in gross unrealized appreciation and depreciation of $119,626 and $1,850,332 respectively, and net unrealized depreciation of $1,730,706
144A - Security exempt from registration under Rule 144A of Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1999, these securities were valued at $1,780,736 or 5.1% of net assets.

The accompanying notes are an integral part of the financial statements.

39


  TOUCHSTONE STANDBY INCOME FUND

Touchstone Standby Income Fund

The Touchstone Standby Income Fund continued to achieve success in 1999. Ft. Washington Investment Advisors, the manager of the Touchstone Standby Income Fund, attributed this to their investment philosophy of sector rotation and trend analysis. The Fund's benchmark, the Merrill Lynch 91-Day Treasury Index, posted a 4.8% return for 1999. The Standby Income Fund achieved a 4.9% return for the year.

Fort Washington began 1999 with a near balanced allocation to the Commercial Paper, corporate bond and ABS (asset-backed securities) markets and an index matched average maturity. As the year concluded, the Fund had a significantly higher Commercial Paper allocation, effectively unwinding the position that had helped them to achieve success in 1998. ABS and corporate spreads, which had reached historically wide levels in 1998, began to tighten, adding to the Fund's total return. This, coupled with the increasing likelihood that the Federal Reserve was becoming more hostile to the bond market, caused Fort Washington to shorten duration and seek the liquidity provided by the Commercial Paper market.

Fort Washington's defensive posture allowed the success to continue into 1999, even as the bond market experienced its second worst year ever. The Fund's 5.4% return in 1999 again placed the Touchstone Standby Income Fund in the top quartile of the Morningstar Ultra Short Index.



GROWTH OF A $10,000 INVESTMENT



Average Annual Total Return
One Year Ended      12/31/99       4.9%
Five Years Ended    12/31/99       5.4%
Since Inception     11/21/94       5.4%

Cumulative Total Return
Since Inception     11/21/94       30.9%


                                Merrill Lynch       30-Day
               Touchstone          91-Day        Money Market     Smith Barney
                 Standby          Treasury       Yield Index         3-Month
               Income Fund      (Major Index)   (Minor Index)     Treasury Bill

11/94             10000             10000            10000             10000
12/94             10057             10042            10050             10046
3/95              10213             10178            10200             10187
6/95              10369             10319            10354             10326
9/95              10482             10457            10501             10462
12/95             10651             10594            10656             10597
3/96              10777             10725            10787             10725
6/96              10915             10853            10926             10857
9/96              11057             10984            11077             10993
12/96             11203             11118            11221             11127
3/97              11334             11252            11364             11266
6/97              11486             11393            11519             11405
9/97              11657             11536            11673             11546
12/97             11809             11683            11819             11691
3/98              11964             11825            11973             11836
6/98              12129             11974            12127             11980
9/98              12310             12125            12299             12122
12/98             12483             12267            12438             12249
3/99              12643             12401            12570             12382
6/99              12777             12535            12717             12517
9/99              12921             12679            12878             12660
12/99             13089             12834            13039             12819


Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce total return figures for all periods.

40

  TOUCHSTONE STANDBY INCOME FUND

SCHEDULE OF INVESTMENTS
                                                               December 31, 1999

 Principal               Interest  Maturity      Value
    Amount                   Rate      Date     (Note 1)

ASSET-BACKED SECURITIES - 26.3%
$ 607,855  Auto Finance Group
           Receivables Trust,
           Series 1997-A,
           Class A           6.35% 10/15/02 $   605,983
  809,953  Auto Finance Group
           Receivables Trust,
           Series 1997-B,
           Class A           6.20% 02/15/03     805,231
  593,494  Capital Asset
           Research Funding,
           Series 1998-A,
           Class A, 144A    5.905% 12/15/05     595,163
1,300,000  Chase Credit Card
           Master Trust,
           Series 1998-6,
           Class B(a)       6.973% 09/15/04   1,303,055
1,400,000  Citibank Credit
           Card Master Trust,
           Series 1997-3,
           Class A          6.839% 02/10/04
  988,856  Mellon Auto
           Grantor
           Trust, Series
           1999-1, Class B   5.76% 10/17/05     976,268
   48,823  Newcourt
           Equipment Trust
           Securities,
           Series 1998-1,
           Class A2          5.17% 09/20/00      48,823
1,081,221  Onyx Acceptance
           Auto Trust,
           Series 1998-1,
           Class A           5.95% 07/15/04   1,071,652
  336,721  Summit Acceptance
           Auto Trust,
           Series 1996-A,
           Class A1, 144A    7.01% 07/15/02     337,774
  614,016  UCFC Home
           Equity Loan,
           Series 1998-D,
           Class AF1        6.105% 04/15/13     611,707
--------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(COST $7,793,404)                           $ 7,753,948
--------------------------------------------------------
COMMERCIAL PAPER - 27.6%
$ 585,000  Centennial Energy
           Holdings,
           Sec. 4(2)         7.10% 01/21/00 $   582,231
  435,000  ConAgra           7.00% 01/12/00     433,731
  625,000  Conoco,
           Sec. 4(2)         6.75% 01/31/00     620,430
1,480,000  Consolidation
           Coal              6.43% 01/21/00   1,466,254
  995,000  PHH               7.15% 01/21/00     990,060
1,110,000  Popular North
           America          6.678% 01/21/00   1,099,705


 Principal               Interest  Maturity      Value
    Amount                   Rate      Date     (Note 1)

COMMERCIAL PAPER - Continued
--------------------------------------------------------
$1,465,000 South Carolina
           Electric & Gas    6.60% 02/01/00 $ 1,454,257
1,500,000  UOP, Sec. 4(2)    6.75% 01/28/00   1,485,375
--------------------------------------------------------
TOTAL COMMERCIAL PAPER
(COST $8,132,043)                           $ 8,132,043
--------------------------------------------------------
CORPORATE BONDS - 27.2%
  BANKING - 8.4%
$1,100,000 MBNA, MTN (a)     6.58% 07/07/03 $ 1,089,934
--------------------------------------------------------
1,400,000  Popular, Series 3,
           MTN               6.40% 08/25/00   1,396,266
--------------------------------------------------------
                                              2,486,200
--------------------------------------------------------
  ELECTRIC UTILITIES - 4.7%
1,400,000  SCANA,
           MTN (a)          6.813% 07/14/00   1,399,615
--------------------------------------------------------
  FINANCIAL SERVICES - 4.8%
1,400,000  Potomac Capital
           Investment, 144A  7.55% 11/19/01   1,403,520
--------------------------------------------------------
  REAL ESTATE - 4.4%
1,300,000  Federal Realty
           Investment
           Trust, REIT      8.875% 01/15/00   1,300,658
--------------------------------------------------------
  RETAILERS - 4.9%
1,400,000  Dayton Hudson    10.00% 12/01/00   1,438,408
--------------------------------------------------------
TOTAL CORPORATE BONDS
(COST $8,091,468)                           $ 8,028,401
--------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 13.3%
$2,600,000 Federal Home
           Loan Bank         5.73% 01/14/00 $ 2,588,411
1,350,000  Federal Home
           Loan Mortgage
           Corportation,
           Series UB         6.00% 11/15/08   1,331,627
--------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY
OBLIGATIONS (COST $3,947,692)               $ 3,920,038
--------------------------------------------------------
TOTAL INVESTMENTS AT VALUE - 94.4%
(COST $27,964,607)(B)                       $27,834,430
CASH AND OTHER ASSETS
NET OF LIABILITIES - 5.6%                     1,644,646
--------------------------------------------------------
NET ASSETS - 100.0%                         $29,479,076
--------------------------------------------------------

Notes to the Schedule of Investments:
(a) Interest rate shown reflects current rate on instrument with variable rate.
(b) The aggregate identified cost for federal income tax purposes is $27,964,607, resulting in gross unrealized appreciation and depreciation of $8,494 and $138,671, respectively, and net unrealized depreciation of $130,177.
144A - Security exempt from registration under Rule 144A of Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1999, these securities were valued at $932,937 or 3.2% of net assets.
Sec. 4(2) - Securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.
MTN - Medium Term Note
REIT - Real Estate Investment Trust


The accompanying notes are an integral part of the financial statements.

41



  TOUCHSTONE VARIABLE SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES
                                                               December 31, 1999

                                                             TOUCHSTONE    TOUCHSTONE    TOUCHSTONE   TOUCHSTONE    TOUCHSTONE
                                                              SMALL CAP     EMERGING    INTERNATIONAL   INCOME         HIGH
                                                                VALUE        GROWTH        EQUITY     OPPORTUNITY      YIELD
                                                                FUND          FUND          FUND         FUND          FUND
ASSETS:
Investments, at value (Note 1)(a)                            $11,962,503  $35,778,466   $40,539,371   $24,852,194  $14,257,511
Cash                                                             119,274    1,274,155       337,970        49,078      240,742
Foreign currency(b)                                                   --           --            --            --           --
Receivables for:
   Investments sold                                                   --       86,301       438,359            --           --
   Fund shares sold                                                   --           --            --            --           --
   Dividends                                                         758       16,953        11,293            --           --
   Foreign tax reclaims                                               --           --        22,088            --           --
   Interest                                                          578        5,095           915       763,018      442,269
Reimbursement receivable from
   Investment Advisor (Note 4)                                     1,554           --            --            --           --
------------------------------------------------------------------------------------------------------------------------------
         Total assets                                         12,084,667   37,160,970    41,349,996    25,664,290   14,940,522
------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for:
   Investments purchased                                              --        5,190       384,219            --           --
   Unrealized depreciation on foreign
         forward currency contracts (Note 1)                          --           --         2,836            --           --
   Fund shares redeemed                                              130       12,106        15,470        17,051          439
Payable to Investment Advisor (Note 4)                                --      231,756       192,676       126,461        7,181
Payable to Custodian                                                  --           --        52,325            --           --
Other accrued expenses                                            14,608       32,457        39,093        33,219       16,970
------------------------------------------------------------------------------------------------------------------------------
         Total liabilities                                        14,738      281,509       686,619       176,731       24,590
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (C):                                              $12,069,929  $36,879,461   $40,663,377   $25,487,559  $14,915,932
------------------------------------------------------------------------------------------------------------------------------
Shares outstanding                                             1,023,624    1,918,131     2,317,813     3,311,401    1,732,234
------------------------------------------------------------------------------------------------------------------------------
Net asset value                                                  $ 11.79      $ 19.23       $ 17.54        $ 7.70       $ 8.61
------------------------------------------------------------------------------------------------------------------------------
(a)  Cost of investments of:                                 $10,159,387  $26,673,950   $30,986,807   $25,362,282  $16,105,045
(b)  Cost of foreign currency of:                                    $--       $   --       $    --      $     --      $    --
(c)  See the Statements of Changes in Net Assets for components of net assets.


The accompanying notes are an integral part of the financial statements.

42


  TOUCHSTONE VARIABLE SERIES TRUST

Statements of Assets and Liabilities continued

                                                TOUCHSTONE   TOUCHSTONE    TOUCHSTONE                               TOUCHSTONE
                                                   VALUE      GROWTH &      ENHANCED     TOUCHSTONE   TOUCHSTONE      STANDBY
                                                   PLUS        INCOME          30         BALANCED       BOND         INCOME
                                                   FUND         FUND          FUND          FUND         FUND          FUND
ASSETS:
Investments, at value (Note 1)(a)              $ 7,042,218   $64,287,088  $13,319,120   $36,232,735   $33,927,041  $27,834,430
Cash                                               115,838       874,565      202,505       389,415       512,951    1,422,141
Foreign currency(b)                                     --            --           --         6,785            --           --
Receivables for:
   Investments sold                                     --            --           --       149,510            --           --
   Fund shares sold                                  1,939            --           --            --            --       70,948
   Dividends                                         7,459       116,758       12,926         9,746        29,626           --
   Foreign tax reclaims                                 92            --           --            --         1,635           --
   Interest                                            249         2,475          595       210,184       446,635      200,374
Reimbursement receivable from
   Investment Advisor (Note 4)                      19,656            --       12,418            --            --           --
------------------------------------------------------------------------------------------------------------------------------
         Total assets                            7,187,451    65,280,886   13,547,564    36,998,375    34,917,888   29,527,893
------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for:
   Investments purchased                                --            --           --            --            --           --
   Unrealized depreciation on
         foreign forward currency
         contracts (Note 1)                             --            --           --            --            --           --
   Fund shares redeemed                                 --        13,832          743         9,153        18,242           --
Payable to Investment Advisor (Note 4)                  --       425,142           --       223,932       163,711       21,684
Other accrued expenses                              16,658        62,630       14,717        49,256        35,681       27,133
------------------------------------------------------------------------------------------------------------------------------
         Total liabilities                          16,658       501,604       15,460       282,341       217,634       48,817
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (C):                                $ 7,170,793   $64,779,282  $13,532,104   $36,716,034   $34,700,254  $29,479,076
------------------------------------------------------------------------------------------------------------------------------
Shares outstanding                                 639,240     6,048,210    1,282,358     2,661,139     3,475,682    2,971,667
------------------------------------------------------------------------------------------------------------------------------
Net asset value                                      11.22       $ 10.71      $ 10.55       $ 13.80        $ 9.98       $ 9.92
------------------------------------------------------------------------------------------------------------------------------
(a)  Cost of investments of:                   $ 6,704,636   $62,496,037  $12,240,619   $36,570,587   $35,657,748  $27,964,607
(b)  Cost of foreign currency of:                  $    --       $    --      $    --       $ 6,718       $    --      $    --
(c)  See the Statements of Changes in Net Assets for components of net assets.


The accompanying notes are an integral part of the financial statements.

43



  TOUCHSTONE VARIABLE SERIES TRUST

STATEMENTS OF OPERATIONS
                                          For the Period Ended December 31, 1999
                                                             TOUCHSTONE    TOUCHSTONE    TOUCHSTONE   TOUCHSTONE    TOUCHSTONE
                                                              SMALL CAP     EMERGING    INTERNATIONAL   INCOME         HIGH
                                                                VALUE        GROWTH        EQUITY     OPPORTUNITY      YIELD
                                                               FUND(A)        FUND          FUND         FUND         FUND(A)
INVESTMENT INCOME (NOTE 1):
   Interest                                                     $ 23,855     $ 62,904      $ 47,478    $3,644,851   $1,011,846
   Dividends (c)                                                  13,302      194,679       509,397           --
------------------------------------------------------------------------------------------------------------------------------
         Total investment income                                  37,157      257,583       556,875     3,644,851    1,011,846
------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fees (Note 3)                              56,215      249,804       326,334       200,285       59,450
   Custody, administration and fund accounting fees               57,676       90,100       193,206        92,327       55,339
   Sponsor fees (Note 3)                                          14,054       62,451        68,702        61,626       19,817
   Professional fees                                               6,581       11,956        12,490        12,686        7,004
   Printing fees                                                   6,440       17,689        18,883        18,080        7,971
   Amortization of organization expenses (Note 1)                     --        3,467         3,467         3,467           --
   Trustee fees (Note 3)                                             505        3,391         3,727         3,851          760
   Miscellaneous                                                     894        4,569         4,939         5,040        1,340
------------------------------------------------------------------------------------------------------------------------------
      Total expenses                                             142,365      443,427       631,748       397,362      151,681
      Waiver of Sponsor fee (Note 4)                             (14,054)     (62,451)      (68,702)      (61,626)     (19,817)
      Reimbursement from Investment Advisor (Note 4)             (57,768)     (18,047)     (133,659)      (73,824)     (52,269)
------------------------------------------------------------------------------------------------------------------------------
      Net expenses                                                70,543      362,929       429,387       261,912       79,595
------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                     (33,386)    (105,346)      127,488     3,382,939      932,251
------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS): Net realized gain (loss) on:
   Investments                                                    50,549    6,087,461     6,454,159    (6,795,726)    (357,539)
   Foreign currency                                                   --           --      (154,872)           --           --
------------------------------------------------------------------------------------------------------------------------------
                                                                  50,549    6,087,461     6,299,287    (6,795,726)    (357,539)
------------------------------------------------------------------------------------------------------------------------------
   Net change in unrealized appreciation (depreciation) on:
   Investments                                                 1,803,116    6,580,932     4,755,365     4,138,625   (1,847,534)
   Foreign currency                                                   --           --        (3,238)           --           --
------------------------------------------------------------------------------------------------------------------------------
                                                               1,803,116    6,580,932     4,752,127     4,138,625   (1,847,534)
------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS):                       1,853,665   12,668,393    11,051,414    (2,657,101)  (2,205,073)
------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                  $1,820,279  $12,563,047   $11,178,902    $  725,838  $(1,272,822)
------------------------------------------------------------------------------------------------------------------------------
(a)  The Fund commenced operations on May 1, 1999.
(b)  The Fund commenced operations on January 1, 1999.
(c)  Net of foreign tax withholding of:                          $    --      $    --    $   54,612        $   --        $  --


The accompanying notes are an integral part of the financial statements.

44



  TOUCHSTONE VARIABLE SERIES TRUST

Statements of Operations continued

                                                TOUCHSTONE   TOUCHSTONE    TOUCHSTONE                               TOUCHSTONE
                                                   VALUE      GROWTH &      ENHANCED     TOUCHSTONE   TOUCHSTONE      STANDBY
                                                   PLUS        INCOME          30         BALANCED       BOND         INCOME
                                                   FUND         FUND          FUND          FUND         FUND          FUND
INVESTMENT INCOME (NOTE 1):
   Interest                                       $ 17,729    $   46,869   $   16,660    $1,136,909    $2,432,806   $1,723,174
   Dividends (c)                                    82,883     1,687,588      102,944       259,320       158,506           --
-------------------------------------------------------------------------------------------------------------------------------
         Total investment income                   100,612     1,734,457      119,604     1,396,229     2,591,312    1,723,174
-------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fees (Note 3)                53,453       593,584       49,247       323,935       209,984       70,038
   Custody, administration and fund
      accounting fees                               86,513       126,012       54,990        89,865        78,266       81,490
   Sponsor fees (Note 3)                            14,254       148,396       15,153        80,984        76,358       56,030
   Professional fees                                 7,524        19,571        6,624        14,156        13,124       11,514
    Printing fees                                    6,528        42,135        6,435        22,818        22,046       15,669
   Amortization of organization
      expenses (Note 1)                                 --            --           --         3,467            --        3,496
   Trustee fees (Note 3)                               588         8,150          505         4,168         3,749        2,402
   Miscellaneous                                       463        10,673          894         6,021         5,446        3,822
-------------------------------------------------------------------------------------------------------------------------------
      Total expenses                               169,323       948,521      133,848       545,414       408,973      244,461
      Waiver of Sponsor fee (Note 4)               (14,254)     (148,396)     (15,153)      (80,984)      (76,358)     (56,030)
      Reimbursement from Investment
        Advisor (Note 4)                           (73,108)     (169,442)     (61,666)     (100,004)      (46,273)     (48,355)
-------------------------------------------------------------------------------------------------------------------------------
      Net expenses                                  81,961       630,683       57,029       364,426       286,342      140,076
-------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                        18,651     1,103,774       62,575     1,031,803     2,304,970    1,583,098
-------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments                                     835,544     2,473,484     (351,490)    3,104,646      (378,508)    (111,349)
   Foreign currency                                     --            --           --       (33,666)           --           --
-------------------------------------------------------------------------------------------------------------------------------
                                                   835,544     2,473,484     (351,490)    3,070,980      (378,508)    (111,349)
-------------------------------------------------------------------------------------------------------------------------------
   Net change in unrealized appreciation (depreciation) on:
   Investments                                      81,625    (1,294,188)   1,078,501      (413,041)   (2,428,089)    (136,309)
   Foreign currency                                     --            --           --         2,121            --           --
-------------------------------------------------------------------------------------------------------------------------------
                                                    81,625    (1,294,188)   1,078,501      (410,920)   (2,428,089)    (136,309)
-------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS):           917,169     1,179,296      727,011     2,660,060    (2,806,597)    (247,658)
-------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS:                 $ 935,820    $2,283,070   $  789,586    $3,691,863    $ (501,627)  $1,335,440
-------------------------------------------------------------------------------------------------------------------------------
(a)  The Fund commenced operations on May 1, 1999.
(b)  The Fund commenced operations on January 1, 1999.
(c)  Net of foreign tax withholding of:             $  532     $   5,587      $    --  $      2,284       $    --  $        --


The accompanying notes are an integral part of the financial statements.

45



  TOUCHSTONE VARIABLE SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                             TOUCHSTONE         TOUCHSTONE               TOUCHSTONE
                                                              SMALL CAP       EMERGING GROWTH       INTERNATIONAL EQUITY
                                                             VALUE FUND            FUND                     FUND
                                                           --------------------------------------------------------------------
                                                               FOR THE      FOR THE      FOR THE      FOR THE     FOR THE
                                                         PERIOD ENDED(A)  YEAR ENDED   YEAR ENDED   YEAR ENDED  YEAR ENDED
                                                           DECEMBER 31,  DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                               1999         1999         1998         1999        1998
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:

   Net investment income (loss)                              $  (33,386)$  (105,346)  $   35,176   $  127,488  $  139,038
   Net realized gain (loss )                                     50,549   6,087,461      993,434    6,299,287     748,210
   Net change in unrealized appreciation (depreciation)       1,803,116   6,580,932     (296,091)   4,752,127   3,381,779
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
      resulting from operations                               1,820,279  12,563,047      732,519   11,178,902   4,269,027
--------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                             --          --      (49,174)    (150,630)   (164,384)
   Realized capital gains                                            --  (5,252,284)  (1,035,008)  (3,011,529)   (845,182)
   Distribution in excess of net investment income                   --          --           --           --    (106,570)
   Return of capital distributions                                   --          --           --           --          --
--------------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions                                 --  (5,252,284)  (1,084,182)  (3,162,159) (1,116,136)
--------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
   Capital contribution (Note 7)                                     --          --           --           --          --
   Proceeds from shares sold                                 10,268,930   3,035,224   13,916,105    2,925,528  12,081,975
   Reinvestment of dividends                                         --   5,252,284    1,084,183    3,162,159   1,116,136
   Cost of shares redeemed                                      (19,280) (9,982,713)  (2,801,672)  (7,254,079) (2,240,707)
--------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from share transactions           10,249,650  (1,695,205)  12,198,616   (1,166,392) 10,957,404
--------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                   12,069,929   5,615,558   11,846,953    6,850,351  14,110,295
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                                               --  31,263,903   19,416,950   33,813,026  19,702,731
--------------------------------------------------------------------------------------------------------------------------
   End of period                                            $12,069,929 $36,879,461  $31,263,903  $40,663,377 $33,813,026
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Paid-in capital                                          $10,249,650 $26,889,174  $28,584,379  $28,074,667 $29,242,515
   Undistributed (distributions in excess of) net
      investment income                                              --          --           --       32,278    (186,882)
   Accumulated net realized gain (loss) on investments           17,163     885,771      155,940    3,007,124     (39,788)
   Net unrealized appreciation (depreciation)
      on investments                                          1,803,116   9,104,516    2,523,584    9,549,308   4,797,181
--------------------------------------------------------------------------------------------------------------------------
   Net assets applicable to shares outstanding              $12,069,929 $36,879,461  $31,263,903  $40,663,377 $33,813,026
--------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING (NOTE 1):
   Share contribution (Note 7)                                       --          --           --           --          --
   Shares sold                                                1,025,510     187,027      892,493      206,084     869,535
   Reinvestment of dividends                                         --     280,421       73,504      184,168      79,724
--------------------------------------------------------------------------------------------------------------------------
                                                              1,025,510     467,448      965,997      390,252     949,259
   Shares redeemed                                               (1,886)   (588,054)    (188,219)    (494,330)   (168,341)
--------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease)                                    1,023,624    (120,606)     777,778     (104,078)    780,918
   Beginning of period                                               --   2,038,737    1,260,959    2,421,891   1,640,973
--------------------------------------------------------------------------------------------------------------------------
   End of period                                              1,023,624   1,918,131    2,038,737    2,317,813   2,421,891
--------------------------------------------------------------------------------------------------------------------------
(a)  The Fund commenced operations on May 1, 1999.
(b)  The Fund commenced operations on May 1, 1998.
(c)  The Fund commenced operations on January 1, 1999.


The accompanying notes are an integral part of the financial statements.

46



  TOUCHSTONE VARIABLE SERIES TRUST


Statements of Changes in Net Assets continued

                                                 Touchstone              Touchstone       Touchstone                   Touchstone
                                              Income Opportunity         High Yield       Value Plus                   Growth &
                                                      Fund               Fund             Fund                         Income Fund
                                            -----------------------      --------------   -------------------------    -------------
                                            For the       For the        For the          For the      For the         For the
                                            Year Ended    Year Ended     Period Ended(a)  Year Ended   Period Ended(b) Year Ended(c)
                                            December 31,  December 31,   December 31,     December 31, December 31,    December 31,
                                            1999          1998           1999             1999         1998            1999
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:

       Net investment income (loss)         $ 3,382,939   $ 3,478,291    $   932,251      $    18,651   $    7,993      $ 1,103,774
       Net realized gain (loss )             (6,795,726)   (4,004,977)      (357,539)         835,544     (239,885)       2,473,484
       Net change in unrealized
         appreciation (depreciation)          4,138,625    (4,418,973)    (1,847,534)          81,625      255,957       (1,294,188)
-----------------------------------------------------------------------------------------------------------------------------------
       Net increase (decrease) in net
         assets resulting from operations       725,838    (4,945,659)    (1,272,822)         935,820       24,065        2,283,070
-----------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
       Net investment income                 (3,721,950)   (3,478,834)      (936,630)         (18,567)      (8,332)              --
       Realized capital gains                        --            --             --         (278,688)          --               --
       Distribution in excess of net
          investment income                          --            --             --               --           --               --
       Return of capital distributions               --       (96,964)            --               --           --               --
-----------------------------------------------------------------------------------------------------------------------------------
       Total dividends and distributions     (3,721,950)   (3,575,798)      (936,630)        (297,255)      (8,332)              --
-----------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
       Capital contribution (Note 7)                 --            --             --               --           --       74,660,781
       Proceeds from shares sold              3,201,943    17,222,143     16,270,006        7,276,057    5,347,995        6,044,998
       Reinvestment of dividends              3,721,950     3,575,798        936,630          297,255        8,332               --
       Cost of shares redeemed              (12,934,235)   (4,661,882)       (81,252)      (4,208,758)  (2,204,386)     (18,209,567)
-----------------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease)
          from share transactions            (6,010,342)   16,136,059     17,125,384        3,364,554    3,151,941       62,496,212
-----------------------------------------------------------------------------------------------------------------------------------
      Total increase (decrease)
          in net assets                      (9,006,454)    7,614,602     14,915,932        4,003,119    3,167,674       64,779,282
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
       Beginning of period                   34,494,013    26,879,411             --        3,167,674           --               --
       End of period                        $25,487,559   $34,494,013    $14,915,932       $7,170,793   $3,167,674      $64,779,282
===================================================================================================================================
NET ASSETS CONSIST OF:
       Paid-in capital                      $37,601,057   $43,631,963    $17,121,005       $6,516,138   $3,151,602      $59,440,499
       Undistributed (distributions in
          excess of) net investment income     (290,740)           --             --              103           --        1,103,774
       Accumulated net realized gain
          (loss) on investments             (11,312,434)   (4,489,001)      (357,539)         316,970    (239,885)        2,443,958
       Net unrealized appreciation
          (depreciation)on investments         (510,324)   (4,648,949)    (1,847,534)         337,582      255,957        1,791,051
-----------------------------------------------------------------------------------------------------------------------------------
       Net assets applicable to
          shares outstanding                $25,487,559   $34,494,013    $14,915,932       $7,170,793   $3,167,674      $64,779,282
===================================================================================================================================
SHARES OUTSTANDING (NOTE 1):
       Share contribution (Note 7)                   --            --             --               --           --        7,140,970
       Shares sold                              371,494     1,636,452      1,632,166          686,215      563,284          568,148
       Reinvestment of dividends                477,283       369,671        108,784           26,780          852               --
-----------------------------------------------------------------------------------------------------------------------------------
                                                848,777     2,006,123      1,740,950          712,995      564,136        7,709,118
       Shares redeemed                       (1,508,551)     (474,021)        (8,716)        (385,059)    (252,832)      (1,660,908)
-----------------------------------------------------------------------------------------------------------------------------------
       Net increase (decrease)                (659,774)     1,532,102      1,732,234          327,936      311,304        6,048,210
       Beginning of period                    3,971,175     2,439,073             --          311,304           --               --
-----------------------------------------------------------------------------------------------------------------------------------
       End of period                          3,311,401     3,971,175      1,732,234          639,240      311,304        6,048,210
===================================================================================================================================

(a)      The Fund commenced operations on May 1, 1999.
(b)      The Fund commenced operations on May 1, 1998.
(c)      The Fund commenced operations on January 1, 1999.



Statements of Changes in Net Assets continued

                                            Touchstone      Touchstone                Touchstone       Touchstone
                                            Enhanced        Balanced                  Bond             Standby Income
                                            Fund            Fund                      Fund             Fund
                                            -----------     -----------------------   --------------   -----------------------
                                            For the         For the      For the       For the          For the      For the
                                            Period Ended(a) Year Ended   Year Ended    Year Ended(c)    Year Ended   Year Ended
                                            December 31,    December 31, December 31,  December 31,     December 31, December 31,
                                            1999            1999         1998          1999             1999         1998
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
       Net investment income (loss)          $    62,575   $ 1,031,803  $   897,150   $ 2,304,970      $ 1,583,098  $ 1,244,839
       Net realized gain (loss )               (351,490)     3,070,980    1,451,424     (378,508)        (111,349)       12,585
       Net change in unrealized
         appreciation (depreciation)           1,078,501     (410,920)  (1,134,565)   (2,428,089)        (136,309)        6,334
-------------------------------------------------------------------------------------------------------------------------------
       Net increase (decrease) in net
         assets resulting from operations        789,586     3,691,863    1,214,009     (501,627)        1,335,440    1,263,758
-------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
       Net investment income                   (62,549)    (1,026,659)    (922,633)     (346,319)      (1,586,807)  (1,244,085)
       Realized capital gains                         --   (2,545,689)  (1,163,140)            --               --           --
       Distribution in excess of net
          investment income                           --            --     (10,746)            --               --           --
       Return of capital distributions                --            --           --            --               --           --
-------------------------------------------------------------------------------------------------------------------------------
       Total dividends and distributions        (62,549)   (3,572,348)  (2,096,519)     (346,319)      (1,586,807)  (1,244,085)
-------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
       Capital contribution (Note 7)                  --            --           --    38,450,838               --           --
       Proceeds from shares sold              13,036,977     4,531,602   21,290,408     5,043,015       13,250,461   22,250,007
       Reinvestment of dividends                  62,549     3,572,348    2,096,506       346,319        1,586,054    1,246,263
       Cost of shares redeemed                 (294,459)  (12,757,150)  (3,541,752)   (8,291,972)     (11,556,012) (14,628,204)
-------------------------------------------------------------------------------------------------------------------------------
       Net increase (decrease) from
          share transactions                  12,805,067   (4,653,200)   19,845,162    35,548,200        3,280,503    8,868,066
-------------------------------------------------------------------------------------------------------------------------------
       Total increase (decrease) in
          net assets                          13,532,104   (4,533,685)   18,962,652    34,700,254        3,029,136    8,887,739
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
       Beginning of period                            --    41,249,719   22,287,067            --       26,449,940   17,562,201
-------------------------------------------------------------------------------------------------------------------------------
       End of period                         $13,532,104   $36,716,034  $41,249,719   $34,700,254      $29,479,076  $26,449,940
===============================================================================================================================
NET ASSETS CONSIST OF:
       Paid-in capital                       $12,805,067   $36,113,876  $40,767,171   $34,867,068      $29,720,531  $26,440,029
       Undistributed (distributions in
          excess of) net investment income            26       (4,602)       20,627     1,963,484               70        3,709
       Accumulated net realized gain (loss)
          on investments                       (351,490)       950,042      394,283     (399,591)        (111,348)           70
       Net unrealized appreciation
          (depreciation)on investments         1,078,501     (343,282)       67,638   (1,730,707)        (130,177)        6,132
-------------------------------------------------------------------------------------------------------------------------------
       Net assets applicable to
          shares outstanding                 $13,532,104   $36,716,034  $41,249,719   $34,700,254      $29,479,076  $26,449,940
===============================================================================================================================
SHARES OUTSTANDING (NOTE 1):
       Share contribution (Note 7)                    --            --           --     3,770,359               --           --
       Shares sold                             1,306,360       314,596    1,468,902       500,745        1,331,119    2,223,752
       Reinvestment of dividends                   5,918       262,287      150,809        34,280          159,259      124,567
-------------------------------------------------------------------------------------------------------------------------------
                                               1,312,278       576,883    1,619,711     4,305,384        1,490,378    2,348,319
       Shares redeemed                          (29,920)     (870,844)    (257,510)     (829,702)      (1,161,048)  (1,461,706)
-------------------------------------------------------------------------------------------------------------------------------
       Net increase (decrease)                 1,282,358     (293,961)    1,362,201     3,475,682          329,330      886,613
       Beginning of period                            --     2,955,100    1,592,899            --        2,642,337    1,755,724
-------------------------------------------------------------------------------------------------------------------------------
       End of period                           1,282,358     2,661,139    2,955,100     3,475,682        2,971,667    2,642,337
===============================================================================================================================




 The accompanying notes are an integral part of the financial statements.

47
Touchstone Variable Series Trust

48

Touchstone Variable Series Trust


Financial Highlights

Selected data for a share outstanding:

                                                     Touchstone Small                   Touchstone Emerging Growth
                                                     Cap Value Fund                              Fund
                                                     ----------------  -------------------------------------------------------------
                                                     For the           For the      For the      For the     For the      For the
                                                     Period            Year         Year         Year        Year         Year
                                                     Ended (a)         Ended        Ended        Ended       Ended        Ended
                                                     December          December     December     December    December     December
                                                     31, 1999          31, 1999     31, 1998     31, 1997    31, 1996     31, 1995
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $ 10.00          $ 15.33      $ 15.40      $ 12.20     $ 11.27      $ 10.10
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            (0.03)           (0.05)         0.02         0.03        0.04         0.11
Net realized and unrealized gain (loss) on investments    1.82             7.13         0.46         4.06        1.22         1.87
----------------------------------------------------------------------------------------------------------------------------------
           Total from investment operations               1.79             7.08         0.48         4.09        1.26         1.98
----------------------------------------------------------------------------------------------------------------------------------
LESS: DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income                                 --               --       (0.03)       (0.03)      (0.04)       (0.15)
      Realized capital gains                                --           (3.18)       (0.52)       (0.86)      (0.29)       (0.66)
      Return of capital                                     --              --           --           --          --           --
----------------------------------------------------------------------------------------------------------------------------------
      Total dividends and distributions                     --           (3.18)       (0.55)       (0.89)      (0.33)       (0.81)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $ 11.79          $ 19.23      $ 15.33      $ 15.40     $ 12.20       $11.27
==================================================================================================================================
Total return (b)                                        17.90%           46.75%        3.28%       33.67%      11.16%       19.57%

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                     $12,070          $36,879      $31,264      $19,417     $ 5,771       $2,615
Ratios to average net assets:
Net expenses                                          1.00%(c)            1.15%        1.15%        1.15%       1.15%        1.15%
      Net investment income (loss)                  (0.48)%(c)          (0.34)%        0.14%        0.27%       0.50%        1.09%
      Expenses, without waiver and reimbursement      2.03%(c)            1.42%        1.49%        2.19%       3.22%        3.73%
Portfolio turnover                                         86%              89%          66%          88%         89%         101%
==================================================================================================================================

                                                                  Touchstone International Equity
                                                                                Fund
                                                     --------------------------------------------------------------
                                                     For the         For the      For the      For the     For the
                                                     Year            Year         Year         Year        Year
                                                     Ended           Ended        Ended        Ended       Ended
                                                     December        December     December     December    December
                                                     31, 1999        31, 1998     31, 1997     31, 1996    31, 1995
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $ 13.96         $ 12.01      $ 11.07      $ 10.00      $ 9.51
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             0.06            0.06         0.07         0.06        0.04
Net realized and unrealized gain (loss)
     on investments                                      5.00            2.37         1.56         1.08        0.48
-------------------------------------------------------------------------------------------------------------------
           Total from investment operations              5.06            2.43         1.63         1.14        0.52
-------------------------------------------------------------------------------------------------------------------
LESS: DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
      Net investment income                            (0.07)          (0.10)       (0.05)       (0.07)      (0.03)
      Realized capital gains                           (1.41)          (0.38)       (0.64)           --          --
      Return of capital                                    --              --           --           --          --
-------------------------------------------------------------------------------------------------------------------
      Total dividends and distributions                (1.48)          (0.48)       (0.69)       (0.07)      (0.03)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $ 17.54         $ 13.96      $ 12.01      $ 11.07     $ 10.00
===================================================================================================================
Total return (b)                                       36.47%          20.21%       14.76%       11.47%       5.45%

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                    $40,663         $33,813      $19,703      $ 8,758     $ 5,215
Ratios to average net assets:
Net expenses                                            1.25%           1.25%        1.25%        1.25%       1.25%
      Net investment income (loss)                      0.37%           0.49%        0.71%        0.86%       0.46%
      Expenses, without waiver and reimbursement        1.84%           1.95%        3.19%        3.03%       3.69%
Portfolio turnover                                       156%            141%         149%          90%         86%
===================================================================================================================

(a)  The Fund commenced operations on May 1, 1999.
(b) Total returns would have been lower had certain expenses not been reimbursed or waived during the periods shown. (Note 4)
(c)  Ratios are annualized.



The accompanying notes are an integral part of the financial statements.

Touchstone Variable Series Trust

50

Touchstone Variable Series Trust

Financial Highlights continued

Selected data for a share outstanding:
                                                               Touchstone                        Touchstone     Touchstone
                                                           Income Opportunity                    High Yield     Value Plus
                                                                  Fund                              Fund           Fund
                                           -----------------------------------------------------  --------  ------------------
                                           For the    For the    For the    For the     For the   For the   For the   For the
                                           Year       Year       Year       Year        Year      Period    Year      Period
                                           Ended      Ended      Ended      Ended       Ended     Ended(a)  Ended     Ended(b)
                                           December   December   December   December    December  December  December  December
                                           31, 1999   31, 1998   31, 1997   31, 1996    31, 1995  31, 1999  31, 1999  31, 1998
NET ASSET VALUE, BEGINNING OF PERIOD       $  8.69    $ 11.02    $  11.21   $ 10.09     $  9.42   $ 10.00   $10.18    $10.00
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                  1.11       1.02        1.20      1.17        1.22      0.58     0.03      0.03
Net realized and unrealized gain
         (loss) on investments               (0.88)     (2.30)       0.11      1.45        0.79     (1.39)    1.49      0.18
----------------------------------------------------------------------------------------------------------------------------
           Total from investment operations   0.23      (1.28)       1.31      2.62        2.01     (0.81)    1.52      0.21
----------------------------------------------------------------------------------------------------------------------------
LESS: DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
      Net investment income                  (1.22)     (1.02)      (1.19)    (1.17)      (1.34)    (0.58)   (0.03)    (0.03)
      Realized capital gains                    --         --       (0.31)    (0.33)         --        --    (0.45)       --
      Return of capital                         --      (0.03)         --        --          --        --        --       --
----------------------------------------------------------------------------------------------------------------------------
      Total dividends and distributions      (1.22)     (1.05)      (1.50)    (1.50)      (1.34)    (0.58)   (0.48)    (0.03)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $  7.70    $  8.69     $ 11.02    $11.21      $10.09   $  8.61   $11.22    $10.18
============================================================================================================================
Total return (d)                              2.74%    (12.27)%     12.03%    27.37%      23.35%    (8.11)%  15.02%     2.11%

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)         $25,488    $34,494     $26,879    $8,268      $2,602   $14,916   $7,171    $3,168
Ratios to average net assets:
Net expenses                                  0.85%      0.85%       0.85%     0.85%       0.85%    0.80%(e)  1.15%     1.15%(e)
      Net investment income (loss)           10.98%     10.40%      10.93%    11.85%      12.81%    9.41%(e)  0.26%     0.65%(e)
      Expenses, without waiver
         and reimbursement                    1.29%      1.25%       1.72%     2.85%       3.54%    1.53%(e)  2.37%     7.49%(e)
Portfolio turnover                             176%       175%        189%      213%        104%      42%      101%      100%
=============================================================================================================================


                                           Touchstone  Touchstone                      Touchstone
                                           Growth &     Enhanced                        Balanced
                                           Income Fund   30 Fund                          Fund
                                           --------     --------   ---------------------------------------------------
                                           For the      For the    For the    For the     For the   For the   For the
                                           Year         Period     Year       Year        Year      Year      Year
                                           Ended(c)     Ended(a)   Ended      Ended       Ended     Ended     Ended
                                           December     December   December   December    December  December  December
                                           31, 1999     31, 1999   31, 1999   31, 1998    31, 1997  31, 1996  31, 1995
NET ASSET VALUE, BEGINNING OF PERIOD       $ 10.46      $ 10.00    $  13.96   $  13.99    $ 12.84   $ 11.48   $ 10.17
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                  0.23         0.05        0.43       0.35       0.31      0.30      0.32
Net realized and unrealized gain
   (loss) on investments                      0.02         0.55        0.90       0.40       2.05      1.60      2.15
----------------------------------------------------------------------------------------------------------------------
           Total from investment
              operations                      0.25         0.60        1.33       0.75       2.36      1.90      2.47
----------------------------------------------------------------------------------------------------------------------
LESS: DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
      Net investment income                     --        (0.05)      (0.43)     (0.37)     (0.32)    (0.30)    (0.37)
      Realized capital gains                    --           --       (1.06)     (0.41)     (0.89)    (0.24)    (0.79)
      Return of capital                         --           --          --         --         --        --        --
----------------------------------------------------------------------------------------------------------------------
      Total dividends and distributions         --        (0.05)      (1.49)     (0.78)     (1.21)    (0.54)    (1.16)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $ 10.71      $ 10.55    $  13.80   $  13.96    $ 13.99    $12.84   $ 11.48
======================================================================================================================
Total return (d)                              2.39%        5.99%       9.62%      5.44%     18.61%    16.78%    24.56%

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)         $64,779      $13,532    $ 36,716   $ 41,250    $22,287    $6,695   $ 2,895
Ratios to average net assets:
Net expenses                                  0.85%       0.75%(e)     0.90%      0.90%      0.90%     0.90%     0.90%
      Net investment income (loss)            1.49%       0.83%(e)     2.55%      2.67%      2.61%     2.76%     2.87%
      Expenses, without waiver and
         reimbursement                        1.28%       1.77%(e)     1.35%      1.37%      2.04%     2.72%     3.46%
Portfolio turnover                              65%          9%          73%        51%        86%       75%      124%
======================================================================================================================

(a)  The Fund commenced operations on May 1, 1999.
(b)  The Fund commenced operations on May 1, 1998.
(c)  The Fund commenced operations on January 1, 1999.
(d) Total returns would have been lower had certain expenses not been reimbursed or waived during the periods shown. (Note 4)
(e)  Ratios are annualized.


The accompanying notes are an integral part of the financial statements.

51

Touchstone Variable Series Trust


52


  TOUCHSTONE VARIABLE SERIES TRUST


Financial Highlights continued

Selected data for a share outstanding:
                                                            TOUCHSTONE                    TOUCHSTONE STANDBY INCOME
                                                             BOND FUND                               FUND
                                                          ------------  -----------------------------------------------------------
                                                               FOR THE     FOR THE      FOR THE     FOR THE     FOR THE     FOR THE
                                                          YEAR ENDED(A) YEAR ENDED   YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
                                                              DECEMBER    DECEMBER     DECEMBER    DECEMBER    DECEMBER    DECEMBER
                                                              31, 1999    31, 1999     31, 1995    31, 1996    31, 1997    31, 1998
NET ASSET VALUE, BEGINNING OF PERIOD                           $ 10.20     $ 10.01      $ 10.00     $ 10.01     $ 10.02     $ 10.03
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                      0.76        0.56         0.55        0.54        0.52        0.56
Net realized and unrealized gain (loss) on investments           (0.89)      (0.09)        0.01       (0.01)      (0.01)      (0.01)
-----------------------------------------------------------------------------------------------------------------------------------
         Total from investment operations                        (0.13)       0.47         0.56        0.53        0.51        0.55
-----------------------------------------------------------------------------------------------------------------------------------
LESS: DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                         (0.09)      (0.56)       (0.55)      (0.54)      (0.52)      (0.56)
   Realized capital gains                                           --          --           --          --          --          --
   Return of capital                                                --          --           --          --          --          --
-----------------------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions                             (0.09)      (0.56)       (0.55)      (0.54)      (0.52)      (0.56)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $ 9.98     $  9.92      $ 10.01     $ 10.00     $ 10.01     $ 10.02
===================================================================================================================================
Total return (b)                                                 (1.28)%      4.86%        5.71%       5.41%       5.18%       5.90%

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                             $34,700     $29,479      $26,450     $17,562     $ 9,105     $ 5,790
Ratios to average net assets:
   Net expenses                                                   0.75%       0.50%        0.50%       0.50%       0.50%       0.50%
   Net investment income                                          6.04%       5.65%        5.47%       5.42%       5.15%       5.59%
   Expenses, without waiver and reimbursement                     1.07%       0.87%        0.95%       1.48%       1.54%       1.73%
Portfolio turnover                                                  45%         56%         328%        251%        143%        159%
===================================================================================================================================

(a)  The Fund commenced operations on January 1, 1999.
(b) Total returns would have been lower had certain expenses not been reimbursed or waived during the periods shown. (Note 4)


The accompanying notes are an integral part of the financial statements.

53


  TOUCHSTONE VARIABLE SERIES TRUST

NOTES TO FINANCIAL STATEMENTS
1. Organization and Significant Accounting Policies
Touchstone Variable Series Trust (the "Trust") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company, and was organized as a Massachusetts business trust on February 7, 1994. The Trust consists of eleven Funds: Touchstone Small Cap Value Fund, Touchstone Emerging Growth Fund, Touchstone International Equity Fund, Touchstone Income Opportunity Fund, Touchstone High Yield Fund, Touchstone Value Plus Fund, Touchstone Growth & Income Fund, Touchstone Enhanced 30 Fund, Touchstone Balanced Fund, Touchstone Bond Fund and Touchstone Standby Income Fund (collectively, the "Funds"). The Touchstone Value Plus Fund commenced operations on May 1, 1998. The Touchstone Growth & Income Fund and the Touchstone Bond Fund commenced operations on January 1, 1999. The Touchstone Small Cap Value Fund, Touchstone High Yield Fund and Touchstone Enhanced 30 Fund commenced operations on May 1, 1999. Prior to January 1999, the Trust was called Select Advisors Variable Insurance Trust and each existing Fund available at that time was referred to as a "Portfolio".

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest. The Trust offers shares of beneficial interest of each Fund to separate accounts of Western-Southern Life Assurance Company ("Western-Southern") as a funding vehicle for certain variable annuity contracts issued by Western-Southern through its separate accounts and to a separate account of Columbus Life Insurance Company ("Columbus Life") as a funding vehicle for certain variable universal life insurance policies issued by Columbus Life through the separate account.

As of December 31, 1999, Western-Southern, its direct subsidiary, Columbus Life, and its indirect subsidiary, Touchstone Advisors, Inc., collectively owned 100% of the outstanding shares of the Trust.

The accounting policies are in conformity with generally accepted accounting principles ("GAAP") for investment companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the related amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of the significant accounting policies of the Funds:

INVESTMENT VALUATION. Securities for which market quotations are readily available are valued at the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Debt securities are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Securities or other assets for which market quotations are not readily available are valued at fair value in good faith under consistently applied procedures in accordance with procedures established by the Trustees of the Trust. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All debt securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market.

  54

  TOUCHSTONE VARIABLE SERIES TRUST


Notes to Financial Statements continued

FOREIGN CURRENCY VALUE TRANSLATION. The accounting records of the Funds are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and forward currency contracts denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of the period. Purchases and sales of securities, income receipts, and expense payments are translated at the exchange rate prevailing on the respective dates of such transactions. Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.

The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the statements of operations from the effects of changes in market prices of these securities, but are included with the net realized and unrealized gain or loss on investments.

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date has passed are recorded as soon as the Trust is informed of the ex-dividend date. Interest income, which includes the amortization of premium and accretion of discount, if any, is recorded on an accrual basis. Dividend and interest income is recorded net of foreign taxes where recovery of such taxes is not assured.

DIVIDENDS AND DISTRIBUTIONS. Distributions to shareholders for all Funds in the Trust, except the Touchstone Standby Income Fund, are recorded by each Fund annually. It is the policy of the Touchstone Standby Income Fund to record income dividends daily and distribute them monthly. Distributions to shareholders of net realized capital gains, if any, are declared and paid annually.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences, which may result in distribution reclassifications, are primarily due to non-deductible organization costs, passive foreign investment companies (PFIC), foreign currency transactions, losses deferred due to wash sales, and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Undistributed net investment income and accumulated net realized gains and losses may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

FEDERAL TAXES. Each Fund of the Trust is treated as a separate entity for federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for a federal income tax is necessary.

55

  TOUCHSTONE VARIABLE SERIES TRUST

WRITTEN OPTIONS. Each Fund may enter into written option agreements. The premium received for a written option is recorded as an asset with an equivalent liability. The liability is marked-to-market based on the option's quoted daily settlement price. When an option expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased.

FORWARD FOREIGN CURRENCY AND SPOT CONTRACTS. Each Fund may enter into forward foreign currency and spot contracts to protect securities and related receivables and payables against fluctuations in foreign currency rates. A forward foreign currency contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate.

Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily based on procedures established by and under the general supervision of the Trustees of the Trust and the change in the market value is recorded by the Funds as unrealized appreciation or depreciation of forward foreign currency contracts. As of December 31, 1999, the following Funds had the following open forward foreign currency and spot contracts:


                                                                             Unrealized
                                      Contracts To    In Exchange           Appreciation/
Fund Name                 Maturity   Deliver/Receive      For        Value (Depreciation)
Touchstone Balanced Fund
Sales                     02/01/00   GBP     117,800   $193,281    $190,287    $ 2,994
                          03/13/00   ZAR   2,321,000    374,403     377,398     (2,995)
--------------------------------------------------------------------------------------
                                                                                    (1)
======================================================================================
  GBP -- Great British Pound
  ZAR -- South African Rand
Touchstone International Equity Fund
Purchases                 01/04/00   EUR     381,112   $387,019    $384,335    $(2,684)

Sales                     01/04/00   GBP     238,777   $385,506    $385,657    $  (151)
                          01/04/00   ZAR       2,366        384         385         (1)
--------------------------------------------------------------------------------------
                                                                                  (152)
======================================================================================
  EUR-- European Monetary Unit (Euro)
  GBP-- Great British Pound
  ZAR-- South African Rand

  56

  TOUCHSTONE VARIABLE SERIES TRUST


Notes to Financial Statements continued

ORGANIZATION EXPENSE. Organization expenses were deferred and are being amortized by each Fund except the Touchstone Small Cap Value Fund, Touchstone High Yield Fund, Touchstone Value Plus Fund, Touchstone Growth & Income Fund, Touchstone Enhanced 30 Fund and Touchstone Bond Fund on a straight-line basis over a five year period from commencement of operations. The amount paid by the Trust on any redemption by Touchstone Advisors, Inc. or, any other then-current holder of the organizational seed capital shares ("Initial Shares") of the Fund, will be reduced by a portion of any unamortized organization expenses of the Fund determined by the proportion of the number of the Initial Shares of the Fund redeemed to the number of the Initial Shares of the Fund outstanding after taking into account any prior redemptions of the Initial Shares of the Fund.

REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the commitment that they will be repurchased by the seller at a fixed price on an agreed upon date. Each Fund may enter into repurchase agreements with banks or lenders meeting the creditworthiness standards established by the Trustees of the Fund Trust. The Fund, through its custodian, receives as collateral, delivery of the underlying securities, whose market value is required to be at least 102% of the resale price at the time of purchase. The resale price reflects the purchase price plus an agreed upon rate of interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

SECURITIES TRANSACTIONS. Securities transactions are recorded on a trade date basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

EXPENSES. Expenses incurred by the Trust with respect to any two or more Funds in the Trust are prorated to each Fund in the Trust, except where allocations of direct expenses to each Fund can otherwise be made fairly. Expenses directly attributable to a Fund are charged to that Fund.

2. Risks Associated with Foreign Investments
Some of the Funds may invest in the securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the U.S. may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the U.S.

57

  TOUCHSTONE VARIABLE SERIES TRUST

3. Transactions with Affiliates
INVESTMENT ADVISOR. The Trust has an investment advisory agreement with Touchstone Advisors, Inc. (the "Advisor"), a subsidiary of Western-Southern Life Assurance Company ("Western-Southern"). Under the terms of the investment agreement, each Fund pays an investment advisory fee that is computed daily and paid monthly. For the year ended December 31, 1999, each Fund incurred investment advisory fees equal on an annual basis to the following percentages of the daily net assets of the Fund:

                                                          Touchstone
                   Touchstone  Touchstone    Touchstone      Income      Touchstone    Touchstone
                    Small Cap   Emerging   International  Opportunity    High Yield    Value Plus
                   Value Fund  Growth Fund  Equity Fund       Fund          Fund          Fund
Rate                  0.80%       0.80%         0.95%         0.65%         0.60%         0.75%
=================================================================================================

                   Touchstone   Touchstone Touchstone  Touchstone  Touchstone
                    Growth &     Enhanced   Balanced      Bond       Standby
                   Income Fund    30 Fund     Fund        Fund     Income Fund
Rate                  0.80%       0.65%      0.80%        0.55%       0.25%
=================================================================================================


Subject to review and approval by the Board of Trustees, the Advisor has entered into certain sub-advisory agreements for the investment advisory services in connection with the management of each of the Funds. The Advisor pays each sub-advisor a fee for services provided using an annual rate, as specified below, that is computed daily and paid monthly based on average daily net assets. As of December 31, 1999, the following sub-advisory agreements were in place:

TOUCHSTONE SMALL CAP VALUE FUND
Todd Investment Advisors, Inc.                  0.50%

TOUCHSTONE EMERGING GROWTH FUND
David L. Babson & Company, Inc.                 0.50%
Westfield Capital Management Company, Inc.      0.45% on the first $10 million
                                                0.40% on the next $40 million
                                                0.35% thereafter
TOUCHSTONE INTERNATIONAL EQUITY FUND
Credit Suisse Asset Management                  0.85% on the first $30 million
                                                0.80% on the next $20 million
                                                0.70% on the next $20 million
                                                0.60% thereafter
TOUCHSTONE INCOME OPPORTUNITY FUND
Alliance Capital Management LP                  0.40% on the first $50 million
                                                0.35% on the next $20 million
                                                0.30% on the next $20 million
                                                0.25% thereafter
TOUCHSTONE HIGH YIELD FUND
Fort Washington Investment Advisors, Inc.       0.40%

TOUCHSTONE VALUE PLUS FUND
Fort Washington Investment Advisors, Inc.       0.45%

TOUCHSTONE GROWTH & INCOME FUND
Scudder Kemper Investments, Inc.                0.50% on the first $150 million
                                                0.45% thereafter
TOUCHSTONE ENHANCED 30 FUND
Todd Investment Advisors, Inc.                  0.40%

TOUCHSTONE BALANCED FUND
OpCap Advisors, Inc.                            0.60% on the first $20 million*
                                                0.50% on the next $30 million*
                                                0.40% thereafter*

  58

  TOUCHSTONE VARIABLE SERIES TRUST


Notes to Financial Statements continued



TOUCHSTONE BOND FUND
Fort Washington Investment Advisors, Inc.       0.30%

TOUCHSTONE STANDBY INCOME FUND
Fort Washington Investment Advisors, Inc.       0.15%

* Includes assets of the Touchstone Balanced Fund of the Touchstone Variable Series Trust and the Touchstone Balanced Fund of the Touchstone Series Trust (for which OpCap Advisors also acts in a sub-advisory capacity).

Fort Washington Investment Advisors, Inc., and Todd Investment Advisors, Inc. are affiliates of the Sponsor and of Western-Southern.

SPONSOR. The Trust, on behalf of each Fund, has entered into a Sponsor Agreement with the Advisor. The Advisor provides oversight of the various service providers to the Trust, including the Trust's administrator, custodian and transfer agent. The Advisor receives a fee from each Fund equal on an annual basis to 0.20% of the average daily net assets of that Fund. The Advisor waived all fees under the Sponsor Agreement through December 31, 1999. In the last Sponsor Agreement, the Advisor agreed to continue to waive all fees through April 30, 2000. The Sponsor Agreement may be terminated by the Sponsor or by the Trust on not less than 30 days prior written notice.

TRUSTEES. Each Trustee who is not an "interested person" (as defined in the Act) of the Trust, receives an aggregate of $5,000 annually, plus $1,000 per meeting attended, as well as reimbursement for reasonable out-of-pocket expenses, from the Trust and from Touchstone Variable Series Trust (included in a separate report). For the year ended December 31, 1999, the Trust incurred $31,796 in Trustee fees which was prorated to each fund.

4. Expense Reimbursements
The Advisor has agreed to waive fees and reimburse each Fund so that, following such waiver of fees and reimbursement, the aggregate total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) of each Fund are not greater, on an annualized basis, than the percentage of average daily net assets of the Fund listed below:

                                                              Touchstone
                   Touchstone    Touchstone     Touchstone      Income      Touchstone   Touchstone
                    Small Cap     Emerging     International  Opportunity    High Yield   Value Plus
                   Value Fund   Growth Fund     Equity Fund      Fund          Fund         Fund
Voluntary
expense limit           1.00%       1.15%           1.25%           0.85%        0.80%        1.15%
Amount of
reimbursement        $71,822     $80,498        $202,361        $135,450      $72,086      $87,362
===================================================================================================

                   Touchstone    Touchstone     Touchstone    Touchstone   Touchstone
                    Growth &      Enhanced      Balanced        Bond        Standby
                   Income Fund     30 Fund        Fund          Fund       Income Fund
Voluntary
expense limit           0.85%        0.75%         0.90%         0.75%           0.50%
Amount of
reimbursement       $317,838      $76,819       $180,988      $122,631       $104,385
=====================================================================================


The Advisor waived fees and reimbursed each Fund as described above through December 31, 1999.

  59

  TOUCHSTONE VARIABLE SERIES TRUST

5. Purchases and Sales of Investment Securities

Investment transactions (excluding purchases and sales of U.S. government obligations, U.S. government agency obligations and short-term investments) for the year ended December 31, 1999 were as follows:

                                                            Touchstone
                    Touchstone    Touchstone   Touchstone     Income     Touchstone   Touchstone
                     Small Cap     Emerging   International Opportunity  High Yield   Value Plus
                    Value Fund    Growth Fund  Equity Fund     Fund         Fund         Fund
Cost of
purchases           $19,235,229   $26,679,002  $52,346,854  $51,436,002  $22,208,640  $ 9,625,305
Proceeds from
sales               $ 8,975,191   $31,806,025  $54,600,383  $57,752,661  $ 5,968,219  $ 6,514,469
=================================================================================================
                    Touchstone    Touchstone   Touchstone   Touchstone   Touchstone
                     Growth &      Enhanced     Balanced       Bond        Standby
                    Income Fund     30 Fund       Fund         Fund      Income Fund
Cost of
purchases           $46,390,476   $13,571,829  $25,379,577  $12,621,736  $24,985,143
Proceeds from
sales               $56,075,097   $   979,721  $30,347,779  $ 7,063,516  $ 8,326,156
====================================================================================

Purchases and sales of U.S. government obligations (excluding short-term investments) for the year ended December 31, 1999 were as follows:


                   Touchstone  Touchstone Touchstone  Touchstone  Touchstone
                   Value Plus   Growth &   Balanced      Bond       Standby
                      Fund     Income Fund   Fund        Fund     Income Fund
Cost of
purchases           $233,283    $871,375  $3,213,094  $5,412,327  $       --
Proceeds from
sales               $ 49,716    $950,727  $3,805,094  $9,210,829  $2,631,099


6. Restricted Securities
Restricted securities may be difficult to dispose of and involve time-consuming negotiation and expense. Prompt sale of these securities may involve the seller taking a discount to the security's stated market value. As of December 31, 1999, the Touchstone Bond Fund held restricted securities valued at $699,034 by the Trustees, representing 2.01% of net assets. Acquisition date and cost of each are as follows:

                                    Acquisition Date                Cost
Mercantile Safe Deposit                 3/28/85                  $ 49,269
Central America, Series F                8/1/86                   120,000
Central America, Series G                8/1/86                   120,000
Central America, Series H                8/1/86                   120,000
Republic of Honduras, Series C           5/1/88                   100,000
Republic of Honduras, Series D           5/1/88                   100,000

The Bond II Portfolio of Select Advisors Portfolios received these securities from The Western and Southern Life Insurance Company Separate Account A on November 21, 1994, in exchange for a proportionate interest in the Bond II Portfolio. As part of a subsequent reorganization, these securities were redeemed in kind and acquired by the Touchstone Bond Fund. (Note 7)

  60

  TOUCHSTONE VARIABLE SERIES TRUST


Notes to Financial Statements continued


7. Capital Contribution
The Touchstone Growth & Income Fund and the Touchstone Bond Fund were newly established Funds, effective immediately after the close of business on December 31, 1998. At that time, shares of the newly established Touchstone Growth & Income Fund and Touchstone Bond Fund were substituted, in a tax-free exchange, for shares of the Select Advisors Portfolios: Growth & Income II Portfolio and Select Advisors Portfolios: Bond II Portfolio, respectively. Thus, an initial capital contribution equal to the amount of each respective Portfolio's net assets was made at that time.

The following is a summary by Fund of the unrealized appreciation and undistributed net investment income acquired from each series of Select Advisors Portfolios as of the substitution date, as well as the number of shares issued from each Portfolio from the substitution:

                                                Undistributed
Touchstone Variable Series     Unrealized       Net Investment         Shares
Trust Fund (New Fund)         Appreciation          Income             Issued
Growth & Income                  $3,085,239       $1,995,493         7,140,970
Bond                                697,382        4,714,604         3,770,359

61

TOUCHSTONE VARIABLE SERIES TRUST

Federal Tax Information (unaudited)
At December 31, 1999, the following Funds had available, for Federal income tax purposes, unused capital losses which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until expiration dates noted:

                                                                   Expiration
                                           Amount                     Date
Income Opportunity Fund                  $3,801,099                12/31/2006
                                          7,148,242                12/31/2007
High Yield Bond Fund                        357,539                12/31/2007
Enhanced 30 Fund                            210,997                12/31/2007
Bond Fund                                   367,446                12/31/2007
Standby Income Fund                         104,320                12/31/2007

From November 1, 1999 to December 31, 1999, the following Funds incurred the following net losses. The Funds intend to elect to defer these losses and treat them as arising on January 1, 2000:

                                                                          Amount
International Equity Fund                                               $ 12,452
Income Opportunity Fund                                                  324,074
Enhanced 30 Fund                                                         140,493
Balanced Fund                                                             10,564
Bond Fund   32,145
Standby Income Fund                                                        7,028

For corporate shareholders, a portion of the ordinary dividends paid during the Fund's year ended December 31, 1999 qualified for the dividends received deduction, as follows:

                                                                          Amount
International Equity Fund                                                  0.43%
Value Plus Fund                                                           23.97%
Enhanced 30 Fund                                                         100.00%
Balanced Fund                                                             12.50%

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following as capital gain dividends for the year ended December 31, 1999, of which 100% represents 20% rate gains:

                                                                   Capital Gains
                                                                        Dividend
Emerging Growth Fund                                                   $ 905,259
International Equity Fund                                              1,464,635
Balanced Fund                                                          1,862,053

The Touchstone International Equity Fund paid foreign taxes of $24,659 or $0.01 per share, and the Fund recognized $344,230 or $0.15 per share of foreign source income during the year ended December 31, 1999.

62


 TOUCHSTONE VARIABLE SERIES TRUST

REPORT OF INDEPENDENT AUDITORS
The Board of Trustees and Shareholders
Touchstone Variable Series Trust
We have audited the accompanying statements of assets and liabilities, including the schedules of investments of Touchstone Variable Series Trust (comprised of Small Cap Value Fund, Emerging Growth Fund, International Equity Fund, Income Opportunity Fund, High Yield Fund, Value Plus Fund, Growth & Income Fund, Enhanced 30 Fund, Balanced Fund, Bond Fund, and Standby Income Fund) (the Funds) as of December 31, 1999, and the related statements of operations, the statements of changes in net assets, and the financial highlights presented herein for the year or period ended December 31, 1999. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets presented herein for the years or periods ended December 31, 1998 and the financial highlights presented herein for each of the respective years or periods ended December 31, 1998 were audited by other auditors whose report dated February 18, 1999 expressed an unqualified opinion.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting the Touchstone Variable Series Trust as of December 31, 1999, the results of their operations, the changes in their net assets and financial highlights for the year or period then ended, in conformity with accounting principles generally accepted in the United States.


                                                               Ernst & Young LLP

Cincinnati, Ohio
February 16, 2000

63

TOUCHSTONE VARIABLE SERIES TRUST

Supplementary Data
A special meeting of the shareholders of Touchstone Growth & Income Fund (the "Fund") of Touchstone Variable Series Trust was held on January 28, 1999. At the meeting, the sole shareholder of the Fund, Western-Southern Life Assurance Company ("Western-Southern"), voted on a proposal to approve a new portfolio advisory agreement between Touchstone Advisors, Inc., the investment advisor to the Fund (the "Advisor"), and Scudder Kemper Investments, Inc. ("Scudder Kemper"), pursuant to which Scudder Kemper would act as sub-advisor with respect to the assets of the Fund. Western-Southern voted in favor of the proposal.

The new agreement replaced the portfolio advisory agreement dated September 7, 1998 and is identical in all substantive respects to that portfolio advisory agreement, except for different effective and termination dates.

64


NOTES